GROUP 1 SOFTWARE, INC.

                           4200 Parliament Place
                                 Suite 600
                        Lanham, Maryland 20706-1844

                            __________________

                 NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                       To be Held September 12, 1995


To the Stockholders of Group 1 Software, Inc.:

     You are cordially invited to attend the annual meeting of stockholders of Group 1 Software, Inc. (the "Company") to be held on September 12, 1995, at 10:15 a.m. at Prudential Securities, One Liberty Plaza, New York, New York 10292 (the "Meeting"), for the following purposes:

     (1) To elect three (3) directors to hold office until the third annual meeting of stockholders of the Company following their election and until the election and qualification of their successors;

     (2) To approve the adoption of the Company's 1995 Incentive Stock Option, Non-Qualified Stock Option and Stock Appreciation Unit Plan;

     (3) To approve the adoption of the Company's 1995 Non-Employee Directors' Stock Option Plan; and

     (4) To transact such other business as may properly come before the Meeting and any adjournment thereof.

     Only stockholders of record at the close of business on July 11, 1995 (the "Record Date") are entitled to receive notice of, and to vote at, the Meeting.

     We hope that you will be able to attend the Meeting in person.

________________________________________________________________________________

     IN ORDER TO ASSURE A QUORUM AND TO AVOID THE EXPENSE AND DELAY OF SENDING FOLLOW-UP LETTERS, PLEASE FILL-IN, SIGN, DATE AND RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED WITHIN THE UNITED STATES. IF YOU ARE PRESENT AT THE MEETING, YOU MAY, IF YOU WISH, WITHDRAW YOUR PROXY AND VOTE YOUR SHARES PERSONALLY.
________________________________________________________________________________

                              By Order of the Board of Directors



                              Edward Weiss
                              Secretary


Lanham, Maryland
July 25, 1995


                            GROUP 1 SOFTWARE, INC.

                             4200 Parliament Place
                                   Suite 600
                          Lanham, Maryland 20706-1844
                                 301/731-2300
                              __________________

                                PROXY STATEMENT
                              __________________

                        ANNUAL MEETING OF STOCKHOLDERS
                       TO BE HELD ON SEPTEMBER 12, 1995

     This Proxy Statement and the enclosed form of proxy are furnished to the stockholders of Group 1 Software, Inc., a Delaware corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company (the "Board") from holders of outstanding shares of its common stock, $.01 par value (the "Voting Securities"), for use at the Annual Meeting of Stockholders (the "Meeting") to be held on September 12, 1995 and at any adjournment thereof. Other than the Company's $.01 par value common stock, there are no other voting securities of the Company outstanding. The approximate date on which this Proxy Statement and the related form of proxy are first being sent to stockholders is July 25, 1995.

     If the enclosed proxy is properly signed and returned, and if the stockholder specifies a choice on the proxy, the shares of the Voting Securities represented by the proxy will be voted (or withheld from voting) in accordance with the stockholder's choice. If the proxy is signed and returned but no specification is made, the proxy will be voted FOR the election of the Board's nominees for directors listed below, and, in turn, FOR the other proposals contained in this Proxy Statement.

     The Board of Directors of the Company knows of no business that will be presented for consideration at the Meeting other than the matters described in this Proxy Statement. If any other matters are presented at the Meeting, the proxy holders will vote the proxies in accordance with their judgment.

     Any proxy may be revoked by the stockholder giving such proxy, at any time prior to its being voted, by filing with the Secretary of the Company, at its address set forth above, a notice of revocation or a duly executed proxy bearing a later date. Any proxy may also be revoked by the stockholder's attendance at the Meeting and voting in person. A notice of revocation need not be on any specific form.

     The Company has fixed the close of business on July 11, 1995 as the record date (the "Record Date") for the determination of the stockholders of the Company entitled to notice of, and to vote at, the Meeting. On that date, there were outstanding 4,293,072 shares of the Voting Securities, the holders of which will be entitled to one vote per share on each matter submitted to the Meeting. No other voting securities of the Company are outstanding.

     The presence at the Meeting, in person or by proxy, of the holders of a majority of the shares of the Voting Securities entitled to vote constitutes a quorum for the transaction of business at the Meeting. If a quorum should not be present, the Meeting may be adjourned from time to time until a quorum is obtained.

     There are no rights of appraisal or similar rights of dissenters applicable to the matter to be voted upon at the Meeting.


                             FINANCIAL INFORMATION

     A copy of the Company's Annual Report to Stockholders for the fiscal year ended March 31, 1995 accompanies this Proxy Statement. The Annual Report is not part of the proxy solicitation materials.


                             BENEFICIAL OWNERSHIP

     The following table sets forth certain information as of the Record Date as to all persons who, to the knowledge of the Company, were beneficial owners of five percent or more of the common stock of the Company and all directors and officers of the Company as a group.

                                             Number of
     Name and Address of         Title of    Shares of    Percent of
       Beneficial Owner           Class        Class        Class

     COMNET Corporation <F1>
     4200 Parliament Place       Common     3,484,588      81.2%
     Suite 600 Lanham, MD         Stock
     20706-1844

     All directors and
     officers as a group         Common      100,037       2.3%
     (9 persons)                  Stock
     <F2> <F3>


____________

<F1> As of July 11, 1995, Medco Containment Services, Inc. ("Medco"), owned
     20.9% of the issued and outstanding shares of the voting securities of, and had designated a majority of the members of the board of directors of, COMNET Corporation ("COMNET"). Pursuant to an Agreement and Plan of Merger, dated as of July 27, 1993, as amended, by and among Merck & Co., Inc., a New Jersey corporation ("Merck"), M Acquisition Corp. ("Merger Sub") and Medco, Medco was merged with and into Merger Sub and Medco became a wholly owned subsidiary of Merck. Merck is a worldwide organization engaged primarily in the business of discovering, developing, producing and marketing products, and services for the treatment of disease and the maintenance or restoration of health. The principal executive offices of Merck are located at One Merck Drive, Whitehouse Station, New Jersey. As of July 11, 1995, Merck may be deemed to be the indirect beneficial owner, through its ownership of Medco, of 543,345 shares of COMNET's common stock, representing approximately 18.2% of the outstanding shares of COMNET's common stock and Merck may also be deemed to be the indirect beneficial owner, through its ownership of Medco, of 100,000 shares of COMNET's 6% Preferred Stock. Merck effectively has the sole power to vote and direct the vote of such shares of common stock and 6% Preferred Stock, and to dispose and direct the disposal of such shares.

<F2> Includes common stock purchase options for 84,000 shares of the Company's common stock which are currently exercisable or will become exercisable within 60 days of July 11, 1995.

<F3> All directors and officers of the Company, as a group (9 persons), were beneficial holders of 121,414 shares of COMNET common stock, and common stock purchase options for 431,929 shares of COMNET common stock which are currently exercisable or will become exercisable within 60 days of July 11, 1995.

     Based solely on a review of Forms 3, 4 and 5 and amendments thereto furnished to the Company, all directors, officers and beneficial owners of more than ten percent of any class of stock have filed on a timely basis Forms 3, Forms 4 and Forms 5 as required in the fiscal year ended March 31, 1995.

                                 PROPOSAL ONE

                             Election of Directors

     Stockholders are being asked to elect three members to the Company's Board of Directors. The three members who are so elected and the remaining four directors whose terms continue after the Meeting will constitute the Board of Directors of the Company.
     Pursuant to the terms of the Company's Certificate of Incorporation, the directors of the Company are divided into three classes, and one class is elected at each annual meeting of stockholders and serves for a term ending on the third annual meeting of stockholders following their election and after their successor has been elected and qualified. Under the Company's Bylaws, the election of directors is determined by a vote of a majority of the shares present in person or represented by proxy and voting on the matter. And, under applicable Delaware law and the Company's Articles of Incorporation and Bylaws, abstentions and broker non-votes on proposals to elect directors will effectively be treated as shares that are not present and voting for that matter.

     The Board has nominated Messrs. Crew, Mele and Sullivan (whose current terms will expire after directors are elected and qualify at the Meeting) to serve until the third annual meeting of stockholders following their election, and after their successors are elected and qualify. Unless otherwise directed, the persons named as proxies in the proxy enclosed herewith will vote the shares of the Voting Securities represented by such proxy for the election of such nominees as directors.

     AS OF JULY 11, 1995, COMNET CORPORATION ("COMNET") OWNED 81.2% OF THE COMPANY'S VOTING SECURITIES. ACCORDINGLY, THE AFFIRMATIVE VOTE OF NO OTHER STOCKHOLDERS WOULD BE REQUIRED IN ORDER TO ELECT MESSRS. CREW, MELE AND SULLIVAN, WHO ARE NOMINEES FOR ELECTION AT THE MEETING, OR TO APPROVE ANY OTHER PROPOSALS SET OUT IN THIS PROXY STATEMENT.

     If for any reason any nominee for director should become unavailable for election, the proxies may be voted for the election of a substitute designated by management, unless a contrary instruction is given on the proxy.
Management has no reason to believe that any of the nominees will be unable or unwilling to serve if elected, and each has expressed an intention to serve the entire term for which election is sought.

     The following table sets forth certain information at the Record Date concerning the directors and their ownership of the Voting Securities and common stock of COMNET as of July 11, 1995.

NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS

                                                                      Number of Shares of Voting
 Name of Director of   Director    Principal Occupation,Business      Securities and Percent of
 the Company (Age)      Since      Experience and Directorships        class (at Record Date)
                                                                      Group 1            COMNET
                                                                    Common stock

 Class I Directors (whose terms will expire at the third
                   annual meeting of stockholders after
                   the Meeting, and the election and
                   qualification of their successors)

Joseph R. Sullivan      1986   Vice President, Marketing and        22,750<F1>        2,700
(50)                           Business Development of the               *               *
                               Display Division of Zenith
                               Electronics Corporation since
                               December, 1990; Business
                               Consultant from October, 1988
                               to December, 1990; Chief
                               Financial Officer of the
                               Company from September, 1986
                               to October, 1988; President
                               and Chief Financial Officer
                               of COMNET Corporation
                               ("COMNET") from September,
                               1985 to October, 1988.

Charles A. Crew         1990   Chief Financial Officer and               0           42,660<F2>
(52)                           Treasurer of the Company                  *              1.47%
                               since October 1990; also
                               Executive Vice President and
                               Chief Financial Officer of
                               COMNET since September, 1991,
                               and as such has generally
                               devoted 80% of his time to
                               the business affairs of
                               COMNET; Vice President,
                               Finance and Assistant
                               Secretary of the Company from
                               July, 1989 to October, 1990.
                               Also serves as a director of
                               COMNET.

Charles A. Mele         1992   Since May, 1989, Executive            3,000<F3>        7,000<F4>
(39)                           Vice President - General                  *                *
                               Counsel and a director of
                               Synetic, Inc. ("Synetic").
                               Executive Vice President -
                               General Counsel or Co-General
                               Counsel and an executive
                               officer of Medco Containment
                               Services, Inc. ("Medco") for
                               more than five years prior to
                               July, 1994. Also serves as a
                               director of COMNET.




DIRECTORS CONTINUING IN OFFICE

                                                                      Number of Shares of Voting
 Name of Director of   Director    Principal Occupation,Business      Securities and Percent of
 the Company (Age)      Since      Experience and Directorships        class (at Record Date)
                                                                      Group 1            COMNET
                                                                    Common stock

 Class II Directors (whose terms will expire at the next
                    annual meeting of stockholders after the Meeting, and the election and qualification of their successors)

Ronald F. Friedman      1986   President and Chief Operating        16,287<F5>       145,000<F6>
(51)                           Officer of the Company and                *               3.8%
                               its predecessor for more than
                               five years. Also serves as a
                               director of COMNET.

Thomas S. Buchsbaum     1989   Senior Vice President,               20,000<F7>             0
(45)                           Federal Systems for Zenith                *                 *
                               Data Systems, Inc. for
                               more than five years. Also
                               serves as a director of Dick
                               Blick Company.

 Class III Directors (whose terms will expire at the second
                     annual meeting of stockholders after
                     the Meeting, and the election and
                     qualification of their successors)

Robert S. Bowen         1986   Chairman and Chief Executive         30,750<F8>       328,533<F9>
(57)                           Officer of the Company and                *               11.5%
                               President and Chief Executive
                               Officer of COMNET for more
                               than five years. Also serves
                               as a director of COMNET.


Carl I. Kanter          1993   Senior Vice President and Co-         3,000<F10>        6,000<F11>
(63)                           General Counsel of Medco                  *                 *
                               since May, 1992; for more
                               than five years prior to
                               joining Medco, a senior
                               partner in the law firm of
                               Stroock & Stroock & Lavan.
                               Also a director of COMNET and
                               SunResorts Ltd., N.V. (owner
                               and operator of a Caribbean
                               resort complex).

______________

* Less than 1%

<F1>  Includes options to purchase 20,000 shares of the Company's common stock exercisable within 60 days of the Record Date.

<F2>  Includes options to purchase 42,660 shares of COMNET common stock exercisable within 60 days of the Record Date.

<F3>  Includes options to purchase 3,000 shares of the Company's common stock exercisable within 60 days of the Record Date.

<F4>  Includes options to purchase 7,000 shares of COMNET common stock exercisable within 60 days of the Record Date.

<F5>  Includes options to purchase 15,000 shares of the Company's common stock exercisable within 60 days of the Record Date.

<F6>  Includes options to purchase 145,000 shares of COMNET common stock exercisable within sixty (60) days of the Record Date.

<F7>  Includes options to purchase 20,000 shares of the Company's common stock exercisable within 60 days of the Record Date.

<F8>  Includes options to purchase 18,750 shares of the Company's common stock exercisable within 60 days of the Record Date.

<F9>  Includes options to purchase 209,869 shares of COMNET common stock exercisable within 60 days of the Record Date.

<F10> Includes options to purchase 3,000 shares of the Company's common stock exercisable within 60 days of the Record Date.

<F11> Includes options to purchase 6,000 shares of COMNET common stock exercisable within 60 days of the Record Date.

     Mr. Buchsbaum's business address is 2455 Horse Penn Road, Herndon, Virginia 22071. Mr. Sullivan's business address is 1000 Milwaukee Avenue, Glenview, Illinois 60025. The business address of Mr. Kanter is 100 Summit Avenue, Montvale, New Jersey 07645. The business address of Mr. Mele is River Drive Center 2, 669 River Drive, Elmwood, New Jersey 07407. The business address of each of Messrs. Bowen, Friedman and Crew is 4200 Parliament Place, Suite 600, Lanham, Maryland 20706.

Family Relationships

     There are no family relationships among any director or executive officer of the Company.

Committees and Meetings

     The Board currently has the following standing committees: Executive, Audit and Compensation Committees. The Executive Committee has and may exercise all of the powers of the Board within the limits set out by General Corporation Law of Delaware. The Executive Committee is comprised of Messrs. Bowen and Friedman.

     The Audit Committee's functions include recommending to the Board the selection of the Company's independent public accountants and reviewing with such accountants the plan, scope and results of their audit of the financial statements and the adequacy of the Company's system of internal accounting controls. The Audit Committee is comprised of Messrs. Mele and Sullivan.

     The Compensation Committee's functions include reviewing management proposals pertaining to executive compensation, profit sharing and stock options. The Compensation Committee recommends management bonuses to the Board for the Company's officers and employees. It has granted options and rights to employees under and in accordance with the Company's Incentive Stock Option, Non-Qualified Stock Option and Stock Appreciation Unit Plan (the "1986 ISO Plan") and shall grant, upon shareholder approval at the Meeting, options and rights to employees under and in accordance with the Company's 1995 Incentive Stock Option, Non-Qualified Stock Option and Stock Appreciation Unit Plan (the "1995 ISO Plan"). The Compensation Committee is comprised of Messrs. Buchsbaum and Kanter. None of the members of the Compensation Committee has ever been an employee of the Company.

     During the fiscal year ended March 31, 1995, the Board held 4 meetings, the Executive Committee held 2 meetings, the Compensation Committee held 3 meetings and the Audit Committee held 2 meetings. No director attended less than 75% of all meetings of the Board and the committees on which such director served during that fiscal year.

Compensation of Directors

     No cash payments have ever been made to directors for attendance at meetings of or otherwise serving on the Board or any committee thereof. In November, 1986, the stockholders approved the Group 1 Software, Inc. Stock Option Plan for Non-Employee Directors (the "1986 Directors' Plan"), which provides for the annual, automatic grant of options to non-employee directors. During the year ended March 31, 1995, Messrs. Kanter, Buchsbaum, Sullivan and Mele were each granted options under this plan to purchase 5,000 shares of the Company's common stock.

     In Proposal 3 of this Proxy Statement, the stockholders are asked to approve the 1995 Non-Employee Directors Stock Option Plan (the "1995 Directors' Plan"), which will also provide for the annual, automatic grant of options to non-employee directors, in order to continue tax treatment for options issued to the Company's non-employee directors. With the adoption of the 1995 Directors' Plan, non-employee directors of the Company will continue to receive compensation for their service on the Company's Board of Directors on similar terms and conditions after March 31, 1995, as previously granted to them under the 1986 Directors' Plan which will expire.

                      EXECUTIVE OFFICERS AND COMPENSATION

     The Executive Officers of the Company are Robert S. Bowen, Ronald F. Friedman, Alan P. Slater, Charles A. Crew and Edward Weiss.

     The business experience during at least the past five years for Messrs. Bowen, Friedman and Crew is set forth under "-- Nominees for Election to the Board of Directors" and "-- Directors Continuing in Office". From March, 1982 to the present, Mr. Slater, 39, has been employed by the Company. From April, 1992 to the present, Mr. Slater has served as Executive Vice President, and for the five years prior to that, he served as Vice President, Sales. Mr. Weiss, 44, has been General Counsel of the Company since January, 1990, and has been its Secretary since November, 1990. Prior to January, 1990, Mr. Weiss was engaged in private law practice with the law firm of Foley, Hoag & Eliot, of Washington, D.C. and Boston, Massachusetts.

EXECUTIVE COMPENSATION

Report of the Compensation Committee on Executive Compensation

     The Company has established an executive compensation program based on the following on-going principles and objectives: (i) provide compensation opportunities that will help attract, motivate and retain highly qualified managers and executives, (ii) link executive's total compensation to Company performance and the individual performance of the executive and (iii) provide an appropriate balance between incentives focused on achievement of annual business plans and longer term incentives linked to increases in shareholder value. To effectuate these principles and objectives, compensation for each of the executives of the Company consists of base salary compensation, annual incentive compensation (based in most cases on profit performance measured against internal profit targets) and stock option grants.

     For Fiscal Year 1995, the Compensation Committee did not review the base salary or incentive compensation program for Mr. Bowen, nor the base salary for Mr. Friedman since in regard to both executives these matters are fixed by employment agreements between the Company and the respective executives. Grants of options to Messrs. Bowen and Friedman, increases to Mr. Friedman's base salary and his incentive compensation program, and the entire compensation program for the remaining executives, are reviewed annually by the Compensation Committee, including the review conducted for the most recent fiscal year.

                            Compensation Committee
                              Thomas S. Buchsbaum
                                Carl I. Kanter

                          Summary Compensation Table

                         Annual Compensation     Long-Term Compensation Awards
Name and Principal                                    Stock        All other
   Position          Year    Salary     Bonus      Options<F2>   Compensation<F3>


Robert S. Bowen      1995   $178,135   $484,262<F1>     ---       $2,709
Chairman of the      1994   $170,545   $ 67,112         ---       $5,748
Board and Chief      1993   $136,572   $400,721         ---       $3,065
Executive Officer

Ronald F. Friedman   1995   $173,088   $307,237         ---       $3,993
President - Group 1  1994   $166,892       ---          10,000    $4,448
Software; Director   1993   $158,572   $ 65,781         ---       $4,312

Alan P. Slater       1995   $133,673   $198,629         ---       $3,283
Executive Vice       1994   $129,780       ---           4,000    $3,420
President            1994   $107,241   $ 44,499         ---       $3,453

Charles A. Crew      1995   $ 89,123   $104,265         ---       $  822
Chief Financial      1994   $ 69,210       ---          ---       $1,381
Officer; Director    1993   $ 57,573       ---          ---       $  691

B. Scott Miller      1995   $ 99,383   $ 92,183<F1>     ---       $1,891
Vice President       1994   $ 95,365       ---          ---       $2,008
                     1993   $ 91,659   $ 14,927         ---       $1,833

Sally Campbell       1995   $ 78,595   $ 55,210         ---       $1,540
Vice President       1994   $ 75,197       ---          ---       $1,578
                     1993   $ 68,954   $  2,863         ---       $1,379

<F1>  Mr. Bowen and Mr. Miller elected to defer $161,421 and $46,092 of bonus compensation, respectively, in accordance with the Company's deferred compensation plan.

<F2>  All options were granted by COMNET to purchase its common stock.  Options vest ratably over five years and expire in ten years.

<F3>  Includes Company contributions to the Defined Contribution Savings
(401(k)) Plan.

                    Stock Option Grants in Fiscal Year 1995

Group 1

     No stock options were granted during fiscal year 1995.

COMNET

     No stock options were granted during fiscal year 1995.

              Aggregated Option/SAR Exercises in Last Fiscal Year
                         and FY-End Option/SAR Values
                                         Number of Unexercised        Value of Unexercised
                                         Options/SARs at FY-End      Options/SARS at FY-End<F1>
                   Shares
                  Acquired
                     on        Value
Name              Exercise   Realized  Exercisable  Unexercisable  Exercisable  Unexercisable

Group 1

Robert S. Bowen    None       None       18,750            ---       $ 70,313        ---
Ronald F. Friedman None       None       15,000            ---       $ 56,250        ---
Alan P. Slater     None       None        4,250            ---       $ 15,938        ---
Charles A. Crew    None       None         ---             ---          ---          ---
B. Scott Miller    None       None         ---             ---          ---          ---
Sally P. Campbell  None       None         ---             ---          ---          ---

COMNET

Robert S. Bowen    <F2>
Ronald F. Friedman None       None       91,000           6,000      $223,004      $ 20,997
Alan Slater        None       None       12,000           1,000      $ 28,500      $  3,500
Charles A. Crew    None       None       22,000           3,000      $ 59,250      $ 10,125
B. Scott Miller    None       None       11,000           1,000      $ 27,825      $  3,500
Sally P. Campbell  None       None        3,600             600      $  8,925      $  2,100

<F1>  These values are based upon the difference between the grant prices of all options awarded and the average price of $10.125 per share for COMNET common stock and $9.75 per share for Group 1 common stock at March 31, 1995.

<F2>  COMNET granted to Mr. Bowen options to purchase COMNET common stock in his capacity as an officer of COMNET, and are therefore not included herein.



THE GRAPH PRESENTED IN THE DEFINATIVE PROXY IS A COMPARISON OF THE 5 YEAR CUMULATIVE TOTAL RETURN OF THE COMPANY VERSUS A PEER GROUP AND THE BROAD MARKET.



     The chart displayed directly above is presented in accordance with SEC
requirements.    The industry peer group included Hogan Systems, Inc.,
Hathaway CP, Altai, Inc., and Timberline Software, Inc. Stockholders are cautioned against drawing any conclusions from the data contained therein, as past results are not necessarily indicative of future performance. This graph in no way reflects the Company's forecast of future financial performance.

     The graph and the related disclosure contained in this section of the Proxy Statement should not be incorporated by reference into any prior filings by the Company under the Securities Exchange Act of 1934 that incorporated future filings or portions thereof (including this Proxy Statement or the Executive Compensation section of this Proxy Statement).

Employment Agreements

Robert S. Bowen.

     Group 1 Agreement. The Company entered into an amended and restated employment agreement dated as of January 28, 1992, with Mr. Bowen (the "Group 1 Agreement"). The Group 1 Agreement expires on July 1, 1998 and provides for a salary of not less than $187,216 per annum subject to adjustments (effective each July 1) depending upon the amount of professional time dedicated to Group 1 vis-a-vis COMNET and adjusted annually by the greater of changes in the area cost of living index or the average salary percentage increase for employees approved by the Board as part of its annual budget.

     The Group 1 Agreement includes an annual incentive bonus equal to 7-1/2% of the first $1,000,000 of consolidated net income of Group 1 before taxes with certain adjustments as defined, and 10% of such income in excess of $1,000,000, such bonus to be no greater than that determined under a similar bonus program related to the consolidated earnings of COMNET as long as the program relating to COMNET is effective. Consolidated net income as defined in the Group 1 Agreement includes all earnings of Group 1 and its subsidiaries from any source, subject to certain specified deletions but including gain or loss on the sale of stock or assets of Group 1 and/or a subsidiary. Specified deletions from net income include, among other items, any provision for taxes, any bonus payable under the Group 1 Agreement, any excess of interest income from bank and other cash deposits over interest expense, and any charge to income associated with the exercise of stock options. Salary and incentive compensation paid under the Group 1 Agreement are not to be duplicated by payments under the COMNET Agreement (described below), so long as the COMNET Agreement is effective.

     If Mr. Bowen's employment with Group 1 during the term of the Group 1 Agreement is terminated because of his disability or death, his base salary and bonus will be prorated through the date of termination. If Mr. Bowen terminates his employment with Group 1 for any reason other than death or disability or he is discharged by Group 1 for cause, Mr. Bowen is entitled to his base salary, equitably prorated, and any bonuses earned for any fiscal year prior to the fiscal year in which his termination of employment occurred. If Group 1 terminates Mr. Bowen's employment without cause, Mr. Bowen is entitled to receive his salary, fringe benefits and bonuses throughout the remaining term of the Group 1 Agreement. Upon any termination of Bowen's employment under the Group 1 Agreement, all options held by him to purchase Group 1's common stock will be treated as provided in the instruments or agreements governing such options.

     The Group 1 Agreement also provides that as long as COMNET owns 25% or more of Group 1's common stock, Mr. Bowen will receive no additional compensation under the Group 1 Agreement, but Mr. Bowen's aggregate compensation payable under his employment agreement with COMNET will be allocated between COMNET and Group 1 based on the proportion of his time spent working for each of such companies. If COMNET ceases to own 25% or more of Group 1's common stock, (i) Mr. Bowen's annual salary under the Group 1 Agreement is increased to the greater of $240,000 or 160% of the then current base salary of Group 1's chief operating officer, adjusted upward or downward to the extent that the proportion of Mr. Bowen's time spent working for Group 1 is greater or lesser than 50% and adjusted for changes in the cost of living,
(ii) Mr. Bowen's annual salary under his employment agreement with COMNET is reduced to reflect only the proportion of his time spent working for COMNET business other than Group 1 and (iii) Mr. Bowen becomes entitled to receive incentive bonus compensation from Group 1 as follows: (A) if COMNET disposes of its interest in Group 1 in a registered public offering, then for each fiscal year, if Group 1's earnings equal budget targets established by the Board in its reasonable business judgment, then Mr. Bowen's bonus shall be the greater of $200,000 or 160% of the bonus payable to Group 1's chief operating officer, and if Group 1's earnings are greater or lesser than such targets, then Mr. Bowen's bonus will vary from the amount payable to him at the target earnings level to the same proportional extent as the variation in the bonus payable to Group 1's chief operating officer; and (B) if COMNET disposes of its interest in Group 1 other than in a registered public offering, then Mr. Bowen's bonus shall be as determined by the Board, without the participation of any directors affiliated with COMNET.

     COMNET Agreement. COMNET has also entered into an amended and restated employment agreement with Mr. Bowen, dated as of January 28, 1992, as its President and Chief Executive Officer (the "COMNET Agreement"). The COMNET Agreement expires on June 30, 1998, and provides for a current total base salary of $312,026 per annum adjusted annually (effective each July 1) by the greater of any changes in the area cost of living index or the average salary percentage increase for COMNET employees presented to the Board as part of the annual budget. The COMNET Agreement provides for a bonus payable to Mr. Bowen equal to 7-1/2% of the first $1,000,000 of consolidated net income before taxes, with certain adjustments as defined, and 10% of all such consolidated net income in excess of $1,000,000. Consolidated net income includes all earnings attributable to Group 1 and COM-MED Systems, Inc., a former subsidiary of COMNET ("COM-MED"), and any of COMNET's business operations or subsidiaries directly related to the particular lines of business engaged in by Group 1 or COM-MED, as of July 1, 1991, from any source, subject to certain specified deletions but including gain or loss on the sale of stock or assets of COMNET and its subsidiaries. Specified deletions from earnings include, among other items, any provision for taxes, any bonus payable under the COMNET Agreement, any interest income from COMNET's or its affiliates' investments net of investment expenses, any charges to income associated with the exercise of stock options and any interest or dividend income from, or gain from the sale of, securities held for investment at the time Mr. Bowen joined COMNET.

     The 7-1/2% and 10% calculations in the COMNET Agreement apply to gain realized upon a sale of Group 1 and included in consolidated net income only to the extent that such gain does not exceed an amount (the "Cap Amount") equal to the gain that COMNET would realize on a disposition, if any, of its interest in Group 1 at a price per share of $21.125. The COMNET Agreement provides that with respect to any pretax gain (net of expenses) realized upon a disposition of Group 1 in excess of the Cap Amount, Mr. Bowen will be entitled to the following percentages of such gain: $0 to $3.3 million - 1%; above $3.3 to $6.6 million - 2%; above $6.6 to $9.9 million - 3%; above $9.9 to $13.2 million - 4%; and above $13.2 million - 5%. Further, any bonus under the COMNET Agreement will be offset by 40% of all fees theretofore received by Mr. Bowen under the Bowen Fee Agreement (described below).

     If Mr. Bowen terminates his employment with COMNET during the term of the COMNET Agreement because of his disability he will be entitled to receive his base salary and his bonuses, prorated through the date of termination, and any options previously granted to him will, to the extent exercisable on Mr. Bowen's date of employment, continue to be exercisable for 12 months following such termination date. If Mr. Bowen's employment with COMNET is terminated during the term of the COMNET Agreement because of his death, his estate will be entitled to receive his base salary and his bonuses, prorated through the date of termination, and any options previously granted to Mr. Bowen will, to the extent exercisable on Mr. Bowen's date of termination of employment, continue to be exercisable for six months following Mr. Bowen's death.

     If Mr. Bowen terminates his employment with COMNET for any reason other than death or disability or is discharged by COMNET for cause, he will be entitled to receive his base salary, prorated through his date of termination, and his bonus earned for any fiscal year prior to the fiscal year in which his employment termination occurred, and all of his options will be treated as provided in the instruments or agreements governing such options. If COMNET terminates Mr. Bowen's employment without cause, he will be entitled to receive his salary, as adjusted, fringe benefits and bonuses throughout the remaining term of the COMNET Agreement, as if it had not been terminated, and all of his options, including those that had not yet vested, will continue to vest or be exercisable as if his employment had not been terminated but had continued for the outstanding balance of the term of the COMNET Agreement, and he will be afforded the maximum length of time permissible to exercise such options; provided, however, that if such vesting of options after termination is prohibited, COMNET shall, at such time as the options would have vested (the "Vesting Date"), pay him in cash the difference between the average reported price for COMNET's common stock over the 20 days immediately preceding the Vesting Date and the exercise price of the stock options on the Vesting Date.

Ronald F. Friedman.

     The Company has entered into an employment agreement dated October 31, 1990, with Ronald F. Friedman. The agreement, as amended, expires on March
31, 1998, and provides for annual base compensation of $183,400 per annum (adjusted on April 1, 1995), which may be further adjusted annually for merit increases upon approval of the Compensation Committee. Under his employment agreement, Mr. Friedman is entitled to receive an annual bonus for the fiscal year ending March 31, 1996, based on a percentage of the Company's net income before income taxes, interest expense, management fees and bonus amounts paid to or for the benefit of Mr. Friedman, the Company's Chief Executive Officer and Chief Financial Officer ("Adjusted Net Income"), which bonus varies from 7.4% of Adjusted Net Income over $5.6 million, up to a maximum of 9% of Adjusted Net Income over $9 million. The bonus is based upon both achievement of a certain level of Adjusted Net Income and satisfactory growth over actual prior year results in the opinion of the Compensation Committee and the Board. If Mr. Friedman retires or becomes totally and permanently disabled, Mr. Friedman shall be entitled to receive all earned but unpaid bonuses and any subsequent bonus installments. In the case of death, all earned but unpaid bonuses and subsequent bonus installments shall be paid promptly in one sum.
If Mr. Friedman is terminated for cause or resigns under circum-stances which would justify termination for cause, all unpaid bonuses will be forfeited and no longer be payable. If a change in control of the Company occurs, Mr. Friedman, at his option, has the right to resign his position with the Company, and it will continue to pay his compensation and provide him with employee benefits for one year or until the expiration date of his employment agreement, whichever is the shorter period, and will pay Mr. Friedman, as a lump sum, all earned but unpaid bonuses. In addition, bonuses will be paid on a pro-rata basis for the period through the nearest full fiscal quarter prior to resignation.

Bonus Programs to Other Executive Officers

     Mr. Slater is entitled to an annual incentive bonus for the fiscal year ended March 31, 1996 calculated on the basis of the Company's profit performance as compared to internal profit targets. Mr. Crew is entitled to an annual incentive bonus for the fiscal year ended March 31, 1996 to be calculated on the basis of the Group 1 and COMNET's profit performance as compared to internal profit targets. Mr. Weiss is entitled to an annual bonus for fiscal year ended March 31, 1996 calculated on the basis of COMNET's profit performance as compared to internal profit targets and the achievement of certain other objectives. The Company has agreed to reimburse COMNET for the respective portions, if any, of the bonuses paid to Messrs. Crew and Weiss that are attributable to the Company's earnings.

Deferred Compensation Arrangements

     The Company has adopted a Deferred Compensation Plan by which certain members of senior management have the option of deferring the receipt of amounts of their annual bonus compen-sation, if any, and/or their base compensation (the "Deferred Compensation Plan"). The Deferred Compensation Plan is intended by the Company to qualify as an unfunded plan for federal income tax purposes and the Employee Retirement Income Security Act (ERISA). The Deferred Compensation Plan is administered by the Company. The expenses associated with the establishment and administration of the Deferred Compensation Plan are borne by the Company. Any expenses of implementing any investment option selected by a participant are charged against that participant's account.

     The compensation that is deferred is paid into a trust designated solely to administer the Deferred Compensation Program. Currently Mr. B. Scott Miller, Vice President, Product Development, is the only participant in the Deferred Compensation Plan.

Fee Agreements

     In January, 1992, COMNET and Mr. Bowen entered into a fee agreement (the "Bowen Fee Agreement"). Under the Bowen Fee Agreement, Mr. Bowen will be entitled to a fee paid by COMNET of 1/2% of the total consideration payable on acquisitions and 1/2% of the pre-tax gain (net of expenses) on dispositions of COMNET's or its subsidiaries' businesses. However, this fee will not be paid with respect to a disposition, if any, of the Company or COM-MED or any of COMNET's business operations or subsidiaries directly related to the particular lines of business engaged in by such companies as of July 1, 1991. Mr. Bowen's right to any fees associated with such dispositions will remain subject to the incentive compensation arrangements in the COMNET Agreement. The term of the Bowen Fee Agreement extends until January 27, 2002, unless Mr. Bowen is no longer a director, officer or employee of COMNET, provided that if Mr. Bowen's employment is terminated without cause (as defined in the COMNET Agreement), COMNET must either continue this agreement until January 27, 2002, or pay Mr. Bowen the incentive bonus upon a disposition, if any, of COMNET's interests in the Company to which Mr. Bowen would have been entitled under his employment agreement with COMNET as in effect prior to its amendment and restatement in January, 1992. Mr. Bowen has earned $4,930 according to this fee agreement during fiscal year 1995.

     In January, 1992, COMNET entered into a fee agreement with Mr. Friedman, pursuant to which he will be entitled to receive on disposition, if any, of COMNET's interests in the Company, a fee in an amount equal to the following percentages of COMNET's pre-tax gain (net of expenses) to the extent such gain exceeds $21.125 per share of the Company: $0 to $3.3 million - 1/2%; above $3.3 to $6.6 million - 1%; above $6.6 to $9.9 million - 1-1/2%; above $9.9 to
$13.2 million - 2%; and above $13.2 million - 2-1/2%. Such fee shall only be payable, however, if the Company's net operating income increases at an average annualized rate of 20% or more from 1991 until such disposition. If the Company's net operating income increases at an average annualized rate of 15% or more, but less than 20%, Mr. Friedman will be entitled to one-half the fee set forth above. The term of this agreement extends until January 27, 2002, unless Mr. Friedman is no longer a director, officer or employee of COMNET.

     In January, 1992, COMNET entered into a fee agreement to pay Mr. James V. Manning, Chairman of the Board of Directors of COMNET, fees of 1/2% of the total consideration paid on acquisitions, 1/2% of the pre-tax gain (net of expenses) on dispositions of COMNET's or its subsidiaries' businesses. However, Mr. Manning will be entitled to such fees with respect to a disposition, if any, by COMNET of its holdings in the Company only if, and to the extent that, the consideration COMNET receives exceeds $50,000,000. The term of this agreement extends until January 27, 2002, unless earlier terminated because he is no longer a director, officer or employee of COMNET. Mr. Manning has earned $4,930 according to this fee agreement during fiscal year 1995.

Executive Supplementary Benefits

     The Company provides certain of its executive officers with group health insurance and disability insurance policies that are not available to all salaried employees. These supplementary benefits to such executive officers are limited to the cost of the premiums for the coverage. The aggregate cost is less than $25,000 per year for all covered executive officers.

Indemnification Agreements; Directors and Officers Liability Insurance

     Indemnification Agreements. Messrs. Bowen, Friedman, Crew, Kanter and Mele, as members of the COMNET board of directors, are signatories to indemnification agreements with COMNET (the "Indemnification Agreements"). Each Indemnification Agreement provides that COMNET shall indemnify a director or officer of it or of any subsidiary of it who is a party to the agreement (an "Indemnitee") if he was or is a party to or threatened to be made a party to any threatened, pending or completed action, suit or proceeding (except a derivative proceeding) by reason of the fact that he is or was a director or officer of COMNET or any subsidiary of it, or is or was serving at its request in certain capacities for another entity, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement (if such settlement is approved in advance by COMNET) in connection with the defense or settlement of such actions, suits or proceedings. The indemnification is limited to instances where the Indemnitee acted in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interests of COMNET, and with respect to any criminal action, had no reasonable cause to believe his conduct was unlawful. With respect to derivative proceedings, the Indemnification Agreement provides indemnification similar to that provided in the Indemnification Agreement for non-derivative proceedings, except that indemnification is allowed only to the extent determined to be fair and reasonable by the court.
     The Indemnification Agreement provides that if a director or officer is entitled to indemnification for some or a portion of the expenses, judgments, fines or penalties actually or reasonably incurred by him in the investigation, defense, appeal or settlement of any civil or criminal action, suit or proceeding, COMNET shall nevertheless indemnify him to the extent to which he is entitled. By the terms of the Indemnification Agreements, the benefits are not available for expenses or liabilities paid directly to the Indemnitee under an applicable policy of directors and officers insurance or in several other instances such as if a court determines that each material assertion made by the Indemnitee in that proceeding was not made in good faith or was frivolous, or if the claim arises from the purchase and sale by the Indemnitee of securities in violation of Section 16(b) of the Securities Exchange Act of 1934, or similar successor statutes.

     Messrs. Buchsbaum and Sullivan, who are directors of the Company but not directors of COMNET, are not signatories to an Indemnification Agreement. They receive indemnification protections, however, under the directors and officers liability insurance policy described below, as well as the indemnification provisions contained in the Company's Certificate of Incorporation and Bylaws.

     Directors and Officers Liability Insurance. The Company currently maintains coverage of directors and officers liability under a policy obtained by COMNET covering COMNET and its subsidiaries. This coverage is subject to an aggregate limit of liability of $5,000,000. Deductibles under this policy range from $5,000 per officer or director for each claim to $50,000 in the aggregate for certain covered claims. This policy does not cover, among other matters dishonest, fraudulent, or criminal behavior.

401(k) Plan

     In January, 1994, COMNET adopted the COMNET Corporation and Subsidiaries 401(k) Retirement Savings Plan and Trust (the "401(k) Plan"). The Company, as a subsidiary of COMNET, participates in the 401(k) Plan. The 401(k) Plan provides for a contribution to be made by the Company and its subsidiaries out of current operating earnings based upon the contributions made by participating employees.

     All employees of the Company or its subsidiaries who have been employed for at least three months are eligible to participate in the 401(k) Plan. Participants in the 401(k) Plan may contribute from 1% to 15% of their compensation from the Company or its subsidiary (up to a limit of $9,240) in a calendar year. The Company or a subsidiary will make contributions to an employee's 401(k) Plan account equal to the sum of the following: (i) $.75 for each $1.00 a participant contributes up to 2% of the participant's compensation and (ii) $.50 for each $1.00 the participant contributes for the next 1% of the participant's compensation. Participants are 100% vested in the contributions, and earnings thereon, they make to the 401(k) Plan out of their compensation. Participants vest in employer contributions, and earnings thereon, at a rate of 20% per year of employment with the Company or a subsidiary, up to 100%. However, if a participant's employment with the Company or a subsidiary terminates because of retirement, death or disability (as defined in the 401(k) Plan), 100% of the employer contributions, and earnings thereon, become 100% vested.


                             CERTAIN TRANSACTIONS

COMNET-Group 1 Management Services Agreement

     Effective April 1, 1994, the Company renewed its Management and Services Agreement with COMNET (the "Management Services Agreement") under which COMNET provides to the Company certain management and other services through March 31, 1997. The Company believes that these arrangements are fair and reasonable. By having entered into the Management Services Agreement, the Company believes the possibility of conflicts of interest with COMNET regarding providing these services will be minimized because the terms under which benefits and services are to be exchanged will be generally governed by the Management Services Agreement and need not be separately negotiated in each instance. However, no assurance can be given that conflicts of interest will not occur.

     Under the Management Services Agreement, COMNET provides on an actual or estimated cost or usage basis, not intended to provide a profit to COMNET, all accounting and finance support, legal and administrative support, human resources support, office space and certain liability and property insurance relating to this office space and its usage. The Company has retained the right, upon 120 days notice, except for the providing of office space, to acquire the services and benefits from a third party or to provide such services or benefits itself.

     The Company has agreed to reimburse COMNET for 60% of its salary and fringe benefit expenses for Robert S. Bowen or his successor(s) as Chief Executive Officer of the Company in return for Mr. Bowen's or his successor's services in such capacity. The 60% represents the estimated portion of Mr. Bowen's professional time presently spent on Company affairs. The Company has also agreed to reimburse COMNET for that portion of Mr. Bowen's or his successor's incentive bonus award, if any, that is attributable to the Company's earnings.

     The Company has agreed to reimburse COMNET for a portion of its salary and fringe benefit expenses for Charles A. Crew or his successor(s) as Chief Financial Officer of the Company ("CFO") in return for Mr. Crew's or his successor's services in such capacity. The portion of the CFO's salary and fringe benefit expenses to be reimbursed will be determined as a percent of the estimated portion of Mr. Crew's professional time spent on Company affairs. For the year ended March 31, 1995, 80% of the CFO's salary and fringe benefit expense was reimbursed under this formula. The Company has agreed to reimburse COMNET for that portion of Mr. Crew's or his successor's incentive bonus award, if any, that is attributable to the Company's earnings.

     The Company has agreed to reimburse COMNET for all costs that COMNET incurred for the benefit of the Company to deliver the services to the Company of COMNET's Finance Department, Legal Department, Corporate Administrative Department and Human Resources Department.

     The Company has agreed to pay COMNET a management fee in recognition of the provision by COMNET of services and benefits, including certain senior management services, at cost. This management fee shall be based on the Company's annual pre-tax earnings (before the cost of any management fee) as a percentage of the Company's total annual revenues (the "Pre-Tax Margin"), ranging from 1% of the total Company revenues if the Pre-Tax Margin is 20.99% or under, and increasing by equal increments to 2.0% of the Company's total revenues if the Pre-Tax Margin is 30% or more. Total amount charged by COMNET to the Company for management and other services under the Management Services Agreement totaled $2,256,535 for the year ended March 31, 1995, including the management fee paid for the fiscal year ended March 31, 1995, of $379,314.

Tax Sharing Agreement

      On April 1, 1991, the Company and COMNET renewed their tax sharing agreement ("Tax Sharing Agreement"). Under current law and so long as COMNET owns at least 80% of the total value of the stock of the Company and owns stock possessing at least 80% of the voting power of the Company, the Company will, at the election of COMNET, continue to be included in COMNET's consolidated Federal income tax returns. The Company will pay to COMNET the amount of the separate income tax liability that the Company would have been obligated to pay had it filed a separate return. The Company's separate income tax liability will be computed by reference to the Company's items of income, deduction and credit in the current and prior years. For the purposes of the Tax Sharing Agreement, carryforwards and carrybacks of losses and deductions will be computed as if the Company had not filed consolidated income tax returns with COMNET. In the event that, upon audit of any consolidated income tax returns or upon the filing of any amended return or claims for refund, there are adjustments that would have affected the Company's separate income tax liability, the Company will make to or receive from COMNET additional payments at the time and in the amount, including interest thereon, as would have been paid to or received from the Internal Revenue Service had the Company filed a separate return.

                                 PROPOSAL TWO

           Approval of the Adoption of the Company's 1995 Incentive
  Stock Option, Non-Qualified Stock Option and Stock Appreciation Rights Plan

     The Board is recommending to the stockholders that they approve the 1995 Incentive Stock Option, Non-Qualified Stock Option and Stock Appreciation Rights Plan, a copy of which is attached hereto as Exhibit A. The 1995 Incentive Plan is substantially equivalent to the Company's 1986 Plan, except for the effective and termination dates and the pyramiding and automatic acceleration upon change of control, described below. Upon approval of the 1995 Incentive Plan, no further grants will be made under the 1986 Incentive Plan.

The 1995 Incentive Stock Option Plan

     The purpose of the 1995 Incentive Plan is to advance the growth and development of the Company by affording an opportunity to the officers and other employees (whether full-time or otherwise) of the Company or a subsidiary to invest in shares of the Company's stock and/or to receive cash or stock distribution representing increases in the value of the Company's stock. The acquisition of such stock by such employees and/or the payment of cash distributions to such employees, who contribute to the Company's success, provide the continuing incentive for them to promote the best interest of the Company and induces them to continue their employment with the Company or a subsidiary. Finally, the 1995 Incentive Plan will enhance the ability of the Company or a subsidiary to attract competent personnel to enter its employ.

     The foregoing and following are brief descriptions of the principal provisions of the 1995 Incentive Plan and are qualified in its entirety by the 1995 Incentive Plan included herewith as Exhibit A.

     The 1995 Incentive Plan authorizes the grant of incentive stock options ("ISOs") under Section 422(b) of the Internal Revenue Code of 1986, as amended (the "Code"), non-qualified stock options ("Non-Qualified Stock Options"), and stock appreciation rights units ("Stock Units") redeemable at the discretion of the Company for cash or stock or a combination thereof. Only employees of the Company or employees of the Company's subsidiaries are eligible for options under the Plan. The Plan reserves 300,000 shares for issuance upon the exercise of options granted under it and upon redemption of Stock Units granted under it.

     Administration and Eligibility. The 1995 Incentive Plan is administered by the Company's Compensation Committee appointed by the Company's Board of Directors. The 1995 Incentive Plan authorizes the grant of ISOs with an exercise price equal to 100%, and 85% as to Non-Qualified Stock Options, of the fair market value of the shares of Common Stock on the date the options are granted. Only those officers and employees of the Company designated by the Compensation Committee are eligible to participate in the 1995 Incentive Plan.

     The 1995 Incentive Plan, however, precludes the issuance of ISOs to individuals owning stock possessing more than ten percent of the total combined voting power of all classes of stock in the Company, its subsidiaries, and parent. Options to purchase Common Stock are not included in determining whether a person is a ten percent or more stockholder. To the knowledge of the Company, no person otherwise eligible to receive ISOs holds or owns ten percent or more of the total combined voting power of all classes of stock.

     Terms and Conditions of Grants. The Options are to contain such terms as the Compen-sation Committee shall determine including the term and installments, if any, during which the options may be exercised. The 1995 Incentive Plan provides that options may be exercised not later than three months after the date of termination of employment except in the event of the termination of employment by the Company for cause, in which event the options will be revoked upon termination. In the event of termination of employment as a result of death of the optionee, the options will be exercisable to the extent they were exercisable at the time of termination within the respective periods of six months following such termination. In the event of the termination of employment as a result of the disability of the optionee, the options will be exercisable for a period of one year following such termination. The options may not be transferred other than by will or the laws of descent and distribution.

     The 1995 Incentive Plan permits optionees to pyramid and to surrender to the Company already-owned shares of the Common Stock valued at the fair market value on the date of exercise, in full or partial payment of the exercise price.

     The 1995 Incentive Plan provides for the acceleration of the vesting and redemption of stock units and stock options upon the occurrence of any of the following events and approval of acceleration by the Compensation Committee:
(i) the commencement of a bona fide "tender offer", other than by the Company or COMNET or its successor or assign, acceptable to the Board for the shares of the Company as provided under Rule 14d-2 promulgated under the Securities Exchange Act of 1934, as amended, or any subsequent comparable federal rule or regulation governing tender offers; (ii) a successful tender offer not previously approved by the Board resulting in a change of control of the Board; (iii) the Company's execution of an agreement concerning the sale of substantially all assets (other than to a subsidiary in a mere corporate restructuring); (iv) the Company's adoption of a plan of dissolution or liquidation; or (v) the Company's execution of an agreement concerning a merger or consolida-tion (with a corporation other than COMNET, or its successor or assign) involving the Company in which the Company is not the surviving corporation or if, immediately following such merger or consolidation, less than fifty percent (50%) of the surviving corporation's outstanding voting stock is held by persons who were stockholders of the Company immediately prior to such merger or consolidation. The options shall be fully exercisable regardless of whether the tender offer is successful, regardless of whether the dissolution or liquidation is consummated, and regardless of whether the other corporation which is the surviving corporation in a merger or consolidation shall adopt and maintain any plan under which options are granted to holders of outstanding options. If the agreement concerning the sale of substantially all of the Company's assets or the agreement concerning a merger or consolidation is not consummated by the parties, then the options not exercised prior to a formal determination by the Company's Board of Directors that the contemplated transaction will not be consummated shall, on and after the date of such determination, be subject to the exercise restrictions set forth in the respective option agreements.

     Certain Tax Matters. The following is a summary, and does not purport to be a complete description, of certain federal income tax aspects of the 1995 Incentive Plan and transactions thereunder. Furthermore, no information is given with respect to any state, local, or foreign taxes which may be applicable.

     Under the 1995 Incentive Plan, an optionee will not recognize any taxable income at the time of the grant of an ISO. Furthermore, in general, the optionee will not recognize income on the exercise of an ISO. However, if the option is exercised by an individual who has terminated his or her employment more than three months prior to the exercise of the ISO, the individual will be taxed on the difference between the fair market value of the stock and the amount paid for the stock. While the exercise of an ISO will not generally result in current taxable income, the same does not hold true for purposes of the Alternative Minimum Tax ("AMT"). Upon the exercise of an ISO, the optionee must recognize for AMT purposes the difference between the exercise price of the option and the fair market value of the stock received.

     An employee who disposes of stock, acquired through the exercise of an ISO, will recognize long-term capital gain equal to the excess of the sale price over the price paid for the stock if such sale does not occur within (A) two years after the option is granted, and (B) one year after the stock is acquired. In this case, the Company will not receive a deduction for compensation expense. If, however, the employee disposes the stock prior to the aforementioned holding periods, then the employee will have ordinary income equal to the lesser of (i) the difference between the option exercise price and the fair market value of the stock on the date the option was exercised or (ii) the difference between the option exercise price and the fair market value of the stock on the date of sale or exchange. Any additional gain attributed to the sale will be considered capital gain. The amount so recognized as ordinary income to the employee will be deductible to the Company as compensation expense.

     If the exercise of an ISO is made by delivery of shares of Common Stock (acquired pursuant to the 1995 Incentive Plan) in payment of the option price, the shares delivered are deemed to be exchanged in a tax-free transaction provided that such shares were not delivered prior to (A) two years after the option had been granted, and (B) one year after the stock had been acquired. If stock is used to exercise an option, but is delivered prior to the expiration of the aforementioned holding periods, the employee will have ordinary income equal to the difference between the fair market value of the stock on the date acquired, and the price paid to exercise the option. In addition, the employee will recognize capital gain income equal to the difference between the fair market value of the stock when acquired, and the fair market value of the newly issued stock received. The Company will be able to take a compensation expense deduction for the amount recognized by the employee as ordinary income.

     With respect to Non-Qualified Stock Options, the optionees will not recognize taxable income, and the Company will not be entitled to a deduction, upon the grant of such options. Upon exercise of such options, the optionees will recognize ordinary income in an amount equal to the amount by which the fair market value of each share of Common Stock on the date of exercise exceeds the option price. The amount so recognized as income will be deductible by the Company. Upon any subsequent sale of shares by an optionee, the optionee's basis on the shares purchased for determining gain or loss will be the fair market value on the date of exercise, if such shares were acquired for cash. If the exercise of the option is made by delivery of shares of Common Stock in payment of the option price, the shares delivered are deemed to be exchanged in a tax-free transaction for the equivalent number of new shares of Common Stock. Such equivalent number of new shares has the same basis and holding period as the shares exchanged.

     The number of shares received in excess of the number of shares delivered is included in the optionee's income at the fair market value thereof at the time of exercise. Any gain or loss recognized upon the sale or other disposition of these shares will be capital gain or loss, either long-term or short-term depending upon the holding period of the shares (which begins on the date the optionee recognizes income with respect to such shares, except for the shares deemed to be received in a tax-free transaction as described above).

     Any payment received for the redemption of Stock Units is compensation income to the employee and a compensation deduction to the employer.

     The foregoing is not to be considered as tax advice to any persons who may be optionees, and any such persons are advised to consult their own tax counsel.

Recommendation of the Board of Directors Concerning the Adoption of the 1995 Incentive Stock Option Plan.

     An affirmative vote of a majority of the outstanding shares of Voting Securities present and voting at the Meeting is required for approval. The Board of Directors of the Company recommends that the stockholders vote FOR the adoption of the 1995 Incentive Plan.


                                PROPOSAL THREE

                   Approval of the Adoption of the Company's
                1995 Non-Employee Directors' Stock Option Plan

     The Board is recommending to the stockholders that they approve the 1995 Directors' Plan, a copy of which is attached hereto as Exhibit B. The 1995 Directors' Plan is substantially equivalent to the 1992 Non-Employee Directors' Stock Option Plan, except for the effective and termination dates and acceleration of vesting upon change of control. Because adoption of the 1995 Directors' Plan may benefit the current non-employee directors of the Company, they may be deemed to have an interest in this proposal.

The 1995 Non-Employee Directors' Stock Option Plan.

     The purpose of the 1995 Directors' Plan is to provide incentives that will attract and retain highly competent persons as non-employee directors by providing them with opportunities to acquire a propriety interest in the Company. Additionally, by providing non-employee directors with stock option grants determined on a non-discretionary basis according to a fixed formula, the 1995 Directors' Plan will permit non-employee directors to be "disinterested" as defined in the regulations of the Securities and Exchange Commission under Section 16 of the Exchange Act, thus allowing these directors to administer the Company's stock option plans in compliance with exemptions from the short-swing liability provisions contained in Section 16.

     The foregoing and the following are brief descriptions of the principal provisions of the 1995 Directors' Plan and are qualified in its entirety by the 1995 Directors' Plan included herewith as Exhibit B.

     Under the 1995 Non-Employee Director Plan, the aggregate number of shares of Common Stock of the Company which may be issued pursuant to options is 100,000 shares, subject to adjustment in certain circumstances, including merger, consolidation, reorganization, recapitalization, stock dividends, stock splits, combination of shares, exchange of shares, change of corporate structure or otherwise.

     The terms and conditions under which options shall be granted under the 1995 Directors' Plan are set forth in the 1995 Non-Employee Directors' Plan and described below. The Compensation Committee or any executive officer of the Company designated by the Compensation Committee shall have authority to interpret the provisions of the 1995 Directors' Plan, to establish such rules and procedures as may be necessary or advisable to administer the 1995 Directors' Plan and to make all determinations necessary or advisable for the administration of the 1995 Directors' Plan, provided that no such interpretation or determination shall change or affect the selection of participants eligible to receive grants under the 1995 Directors' Plan, the number of shares of Common Stock covered by or the timing of any grant of options under the 1995 Directors' Plan or the terms and conditions thereof.

     Eligibility. All non-employee directors of the Company are eligible to receive options under the 1995 Directors' Plan. The Company currently has four non-employee directors eligible to participate in the 1995 Directors' Plan, of which two such directors are standing for re-election to the Board of Directors. See Proposal One, "Election of Directors."

     Term of Plan; Grant of Options to Non-Employee Directors. The 1995 Directors' Plan shall be effective as of September 12, 1995, after approval by the stockholders at the Meeting. Each non-employee director whose initial term commences after the effective date of the 1995 Directors' Plan shall receive an option to purchase 5,000 shares of Common Stock at the time such director is first elected to the Company's Board of Directors. On the anniversary date of each non-employee director's election to the Company's Board of Directors during the term of the 1995 Directors' Plan, each non-employee director then in office will be automatically granted an option to purchase 5,000 shares of Common Stock. No options will be granted under the 1995 Directors' Plan after September 10, 2005. Options shall be evidenced by a stock option agreement in such form as the Compensation Committee or any executive officer of the Company designated by the Compensation Committee shall from time to time determine consistent with the 1995 Directors' Plan.

     Terms and Conditions of Options. Options granted to non-employee directors become exercisable at a rate of 20% each successive year from the date of grant. The purchase price of the Common Stock under each option will be the fair market value of the Common Stock on the date of grant. For purposes of the 1995 Directors' Plan, fair market value shall mean (i) the last sales price of a share of Common Stock traded on the over-the-counter market, as reported on the NASDAQ National Market System, but if no shares of Common Stock were traded on such date, than on the last previous date on which a share of Common Stock was so traded, (ii) the closing price for a share of Common Stock on the stock exchange, if any, on which the shares of Common Stock are primarily traded, but if no shares of Common Stock were traded on such date, then on the last previous date on which a share of Common Stock was so traded or (iii) if none of the above is applicable, the value of a share of Common Stock for such date as established by the Compensation Committee, using any reasonable method of valuation.

     All options expire on the earlier of the tenth anniversary of the date of grant or the date of termination of the optionee's status as a director of the Company. Subject to such ten year maximum duration, if an optionee ceases to be a director of the Company due to any reason other than his death, he shall have thirty days following his termination to exercise his options to the extent exercisable as of such termination, and if an optionee dies while a director of the Company, such optionee's personal representatives or heirs shall have six months following such optionee's death to exercise his or her options, to the extent such options were exercisable as of the date of the optionee's death.

     The 1995 Directors' Plan permits optionees to pyramid and to surrender to the Company already-owned shares of the Common Stock valued at the fair market value on the date of exercise, in full or partial payment of the exercise price.

     The 1995 Directors' Plan provides that options granted become exercisable in full, whether or not then exercisable, upon a change of control (as defined in the 1995 Directors' Plan).

     The 1995 Directors' Plan may be terminated and may be modified or amended by the Company's Board of Directors at any time, provided, however, that (i) no modification or amendment increasing the aggregate number of shares which may be issued under options, materially increasing benefits accruing to participants under the 1995 Directors' Plan, or materially modifying the requirements as to eligibility to receive options shall be effective without stockholder approval within one (1) year of the adoption of such amendments,
(ii) no such termination, modification or amendment of the 1995 Directors' Plan shall alter or affect the terms of any then-outstanding options previously granted, without the consent of the holder thereof and (iii) the provisions of the 1995 Directors' Plan with respect to the number of shares of Common Stock for which options shall be granted, the timing of such grants and the exercise price for such options shall not be amended more than once every six months, other than to comport with changes in the Internal Revenue Code of 1986, as amended, or the Employee Retirement Income Security Act of 1974, as amended, or the respective rules thereunder.

     Certain Tax Matters. The following is a summary, and does not purport to be a complete description, of certain federal income tax aspects of the Plan and transactions thereunder. Furthermore, no information is given with respect to any state, local, or foreign taxes which may be applicable.

     Under the 1995 Directors' Plan, an optionee will not recognize taxable income, and the Company will not be entitled to a deduction, upon the grant of an option. Upon exercise of such option, the optionee will recognize ordinary income in an amount equal to the amount by which the fair market value of each share of Common Stock on the date of exercise exceeds the option price. The amount so recognized as income will be deductible by the Company. Upon any subsequent sale of shares by an optionee, the optionee's basis in the shares purchased for determining gain or loss will be their fair market value on the date of exercise, if such shares were acquired for cash. If the exercise of the option is made by delivery of shares of Common Stock in payment of the option price, the shares delivered are deemed to be exchanged in a tax-free transaction for the equivalent number of new shares of Common Stock. Such equivalent number of new shares has the same basis and holding period as the shares exchanged.

     The number of shares received in excess of the number of shares delivered is included in the optionee's income at the fair market value thereof at the time of exercise. Any gain or loss recognized upon the sale or other disposition of these shares will be capital gain or loss, either long-term or short-term depending upon the holding period of the shares (which begins on the date the optionee recognizes income with respect to such shares, except for the shares deemed to be received in a tax-free transaction as described above).

     The foregoing is not to be considered as tax advice to the optionee, and any such person should consult their tax counsel.

Recommendation of the Board of Directors Concerning the Adoption of the 1995 Non-Employee Directors' Plan.

     An affirmative vote of a majority of the outstanding shares of Voting Securities present and voting at the Meeting is required for approval. The Board of Directors of the Company recommends that the stockholders vote FOR the adoption of the 1995 Directors' Plan.


                      INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     Coopers & Lybrand, L.L.P. has audited the Company's financial statements for the fiscal years ended March 31, 1995, 1994 and 1993. A representative of Coopers & Lybrand is expected to be present at the Meeting. The representative will be afforded an opportunity to make a statement and will be available to respond to appropriate questions by stockholders.


                            STOCKHOLDERS' PROPOSALS

     Stockholders are entitled to submit proposals on matters appropriate for stockholder action consistent with regulations of the Securities and Exchange Commission. Should a stockholder intend to present a proposal at the Company's next annual meeting, it must be received by the Secretary of the Company, 4200 Parliament Place, Suite 600, Lanham, Maryland 20706-1844, no later than February 10, 1996, in order to be included in the Company's proxy statement and form of proxy relating to that meeting.


                            SOLICITATION PROCEDURES

     Officers and regular employees of the Company, without extra compensation, may solicit the return of proxies by mail, telephone, telegram and personal interview. Certain holders of record such as brokers, custodians and nominees, are being requested to distribute proxy materials to beneficial owners and to obtain such beneficial owner's instructions concerning the voting of proxies. The cost of solicitation of proxies (including the cost of reimbursing banks, brokerage houses, and other custodians, nominees and fiduciaries for their reasonable expenses in regard to proxy soliciting material) will be paid by the Company.

                                 MISCELLANEOUS

     Management does not intend to present any other matters at the Meeting. If other matters are properly presented at the Meeting, the persons named as proxies will vote them in accordance with their best judgment.

     Where information contained in this Proxy Statement rests particularly within the knowledge of a person other than the Company, the Company has relied upon information furnished by such person or contained in filings made by such person with the Securities and Exchange Commission.

                              By Order of the Board of Directors



                              Edward Weiss
                              Secretary
Dated:  July 25, 1995

                          GROUP 1 SOFTWARE, INC.
                     4200 Parliament Place, Suite 600
                       Lanham, Maryland  20706-1844


        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                  FOR THE ANNUAL MEETING OF STOCKHOLDERS
                            SEPTEMBER 12, 1995


     The undersigned hereby appoints Edward Weiss as a true and lawful attorney and proxy of the undersigned, with full power of substitution, for and in the name of the undersigned to vote and otherwise act at the annual meeting of Stockholders of Group 1 Software, Inc. (the "Company") to be held on Tuesday, September 12, 1995, at 10:15 a.m. at Prudential Securities, One Liberty Plaza, New York, New York 10292 and at any adjournment thereof (the "Meeting"), with respect to all shares of Common Stock of the Company which the undersigned would possess if personally present, on the following matters.

     1.  Election of Directors

           ____FOR all nominees listed below
                 (Except as marked to the contrary below)

           ____WITHHOLD AUTHORITY to vote for all nominees listed below

          (Instruction: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.)

                         Mr. Charles A. Crew
                         Mr. Charles A. Mele
                         Mr. Joseph R. Sullivan

     There is no assurance that any of the Company's nominees will serve as directors if any other nominee is elected to the Board.

     2. To approve the adoption of the Company's 1995 Incentive Stock Option, Non-Qualified Stock Option and Stock Appreciation Unit Plan; and

     _____ FOR      _____ AGAINST       _____ ABSTAIN

     3. To approve the adoption of the Company's 1995 Non-Employee Directors' Stock Option Plan.

     _____ FOR      _____ AGAINST       _____ ABSTAIN

     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED TO ELECT THE INDIVIDUALS NAMED IN PROPOSAL ONE.

     In their discretion, the aforesaid proxies shall vote upon any other matters which the persons making the solicitation do not know, a reasonable time before the solicitation and that properly come before the Meeting or any adjournment or postponement thereof, including the election of any person to any office for which a nominee is named in the proxy statement and such nominee is unable to serve for good cause.

     The undersigned hereby ratifies and confirms that the aforesaid attorneys and proxies may do hereunder.


_______________________________
  (Signature of Stockholder)


_______________________________         Dated:_____________, 1995
  (Signature of Stockholder)


(Please sign exactly as your name appears hereon.
When signing as attorney, executor, administrator, trustee, guardian or corporate official, please give your full official title. If shares are held jointly, each holder should sign.)

TO INSURE A QUORUM AND TO AVOID THE EXPENSE AND DELAY OF SENDING
FOLLOW-UP LETTERS, PLEASE FILL IN, SIGN, DATE AND MAIL THIS PROXY
IN THE ENCLOSED POSTAGE PAID ENVELOPE.

                                                                 EXHIBIT A

                        1995 GROUP 1 SOFTWARE, INC.
                   INCENTIVE STOCK OPTION, NON-QUALIFIED
              STOCK OPTION AND STOCK APPRECIATION RIGHTS PLAN



Section 1:  Purpose.

     1.1 This Plan (the "Plan") is intended to provide a means for the granting of awards (each such award is hereinafter referred to as the "Award") of stock options and/or stock appreciation rights to selected full- and part-time employees (including officers who are also employees) of Group 1 Software, Inc. (the "Company") and such of its domestic or foreign, present or future, affiliated companies as shall be designated from time to time by the Company's Board of Directors (the "Board") (each such person, upon receipt of an Award is hereinafter referred to as a "Participant").

     1.2 This Plan is designed to (a) provide incentives and rewards to those persons who are in a position to contribute to the long-term growth and profitability of the Company; (b) assist the Company and such affiliated companies (the "Affiliates") to attract, retain and motivate personnel with experience and ability; and (c) make the Company's compen-sation program more competitive with those of other companies. The Company expects that by providing such Awards it will benefit from the added interest which such personnel will have in the success of the Company and/or the Affiliates as a result of their proprietary interest.

     1.3 For purposes of this Plan, an Affiliate shall mean any corporation defined as a subsidiary corporation under Section 425(f) of the Internal Revenue Code, as amended (the "Code").

Section 2:  Administration.

     2.1 This Plan shall be administered by the Compensation Committee of the Board (the "Committee"). Members of the Committee shall be disinterested within the meaning of SEC Rule 16b-3. No individual may participate as a member of the Committee in the administra-tion of this Plan if he shall have been eligible to receive Awards or any other stock options or stock appreciation rights of the Company or any of its Affiliates under this Plan or any other discretionary plan of the Company or its Affiliates at any time within one year prior to serving on the Committee. Subject to the express provisions of this Plan and to such orders or resolutions not inconsistent with the provisions of this Plan as may be issued or adopted from time to time by the Board, the Committee shall have full power and authority, in its discretion, to grant Awards;
to determine to whom and the time when Awards will be granted; to designate Awards as incentive stock options or nonqualified stock options; to determine the purchase price of the common stock covered by each option, the term of each option, and the exercisability of each option; to determine the terms and provisions of the option agreements (which need not be identical) entered into in connection with Awards under this Plan; to interpret this Plan; to supervise the administration of this Plan; to prescribe, amend and rescind rules and regulations relating to this Plan;
and to make all other determinations and take any other action deemed necessary or desirable to the proper operation or administration of this Plan. The Committee may authorize such of the Company's officers and other persons to perform such functions in the execution and administration of this Plan (other than the interpretation of this Plan and the adoption of rules governing its execution and administration) as the Committee shall determine from time to time.

     2.2 All decisions made by the Committee pursuant to the powers vested in it by this Plan document and related orders or resolutions of the Board shall be final and binding on all persons (including Participants, the Company and any stockholder and/or employee of the Company or any Affiliate). No member of the Committee shall be liable for any action or determination made in good faith with respect to this Plan or any Award granted under it.

Section 3:  Scope and Duration.

     3.1 Awards under this Plan may be granted in the form of incentive stock options (the "ISO's") as provided in Section 422 of the Code or in the form of nonqualified stock options (the "NQSO's") and/or stock appreciation rights (the "SAR's") as provided in Section 7. Unless otherwise indicated, references in this Plan to "Options" include ISO's and NQSO's. As used in the preceding sentence, the term "stock appreciation rights" means rights to receive the payment provided for in Section 7, upon the surrender of an unexercised related Option.

     3.2 The total number of shares of common stock of the Company (the "Stock") as to which Options or SAR's may be granted under this Plan shall be 300,000 shares subject to adjustments as provided in this Plan.
Issuance of Stock upon exercise of an option or reduction of the number of shares of Stock subject to an option upon exercise of an SAR shall reduce the total number of shares of Stock available under this Plan. There shall not be counted against this total any shares of Stock covered by an Option that has lapsed unexercised or has been forfeited as hereinafter provided.

     3.3 Subject to adjustments provided for in Section 12 hereof, shares of Stock as to which Options and SAR's under this Plan may be granted may be made available by the Company from authorized but unissued shares of Stock or from shares reacquired by the Company (including shares purchased in the open market).

Section 4: Eligible Persons. The persons who shall be eligible to receive Awards under this Plan shall be all full- and part-time employees
(including officers who are also employees) of the Company or an Affiliate, without limitation as to length of service ("Eligible Persons").

Section 5:  Granting Awards.

     5.1 Subject to the limitations of this Plan, the Committee, at any time and from time to time, and after such consultation with and consideration of such recommendations of management as the Committee deems desirable, shall select from Eligible Persons those persons to be granted Awards and determine the time when each Award shall be granted, the number of shares of Stock to be subject to an option and/or SAR and the terms and conditions, consistent with this Plan, upon which Options and/or SAR's are to be awarded. The Committee shall make Awards to the Eligible Persons so selected for the number of options and/or SAR's and upon the terms and conditions to determined. No Options or SAR's or underlying shares of Stock shall be issued or distributed under this Plan unless and until all legal requirements applicable to the issuance or transfer of such Options, SAR's and/or Stock have been complied with to the satisfaction of the Committee and the Company.

     5.2 No ISO shall be granted hereunder to any person who, at the time such Option is to be granted, owns stock of the Company or of any of its Affiliates possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any such Affiliate unless such grant complies with Section 422 of the Code. For purposes of the preceding sentence, the attribution rules of stock ownership set forth in Section 425(d) of the Code shall apply.

     5.3 No Awards shall be granted under this Plan after its termination on September 12, 2005, but Awards granted prior to such termination date may extend beyond that date, and the terms of this Plan shall continue to apply to such awards.

Section 6:  Terms and Conditions of Options.

     6.1 General. Each Option granted pursuant to this Plan shall be subject to all of the terms and conditions hereinafter provided in this
Section 6, all other terms and conditions set forth in any other Section of this Plan, and such other terms and conditions ("Discretionary Conditions") as may be specified by the Committee with respect to the option and the Stock covered thereby at the time of the making of the Award or as may be specified thereafter by the Committee in the exercise of its powers under this Plan. Without limiting the foregoing, it is understood that the Committee may, at any time and from time to time after the granting of an Award under this Plan, specify such additional terms and conditions with respect to such Award as may be deemed necessary or appropriate to ensure compliance with all applicable laws, including, but not limited to, terms and conditions for compliance with Federal and state securities laws and methods of withholding or providing for the payment of required taxes. The terms and conditions with respect to any Participant need not be identical with the terms and conditions with respect to any other Award, or with respect to any Award to any other Participant.

     6.2 Option Agreement. Receipt of an Option shall be subject to execution of a written agreement (the "Option Agreement") between the Company and the Participant, in a form approved by the Committee, which shall set forth the number of shares covered by the Option, the exercisability provisions of the Option, the applicable Option Period (as defined herein), the conditions provided in this Plan as may be deemed appropriate by the Committee, including, but not limited to, any such Discretionary Conditions. A fully executed original counterpart of the Option Agreement shall be provided to the Company and the Participant.

     6.3 Option Price. The purchase price of the Stock covered by each option shall be determined by the Committee, but in no event shall the option Price be less than 100% of the Fair Market Value of such Stock on the date the Option is granted for ISO's nor less than 85% of the Fair Market Value of such Stock on the date the Option is granted for NQSO's.
If the Stock is listed on an established stock exchange, such Fair Market value shall be deemed to be the closing price of the Stock on such stock exchange on the day the Option is granted or if no sale of the Stock shall have been made on any stock exchange on that day, the next preceding day on which there was a sale of the Stock. If the Stock is not listed on an established stock exchange but is traded in the over-the-counter market, the Fair Market Value of the Stock shall be the closing price as quoted in the National Association of Securities Dealers' Automated Quotation System ("NASDAQ") on the day the option is granted or if no sale of Stock is reflected in NASDAQ on that day, on the preceding day on which there was a sale of Stock reflected in NASDAQ. If no quotations are available, the Fair Market Value shall be as determined by the Committee in good faith. The Committee shall have full authority in fixing the option price, and be fully protected in doing so.

     6.4 Term of Option. The duration of each Option granted under this Plan shall not be more than 10 years from the date of grant, as the Committee shall determine, subject to earlier termination as provided in Sections 9, 10 and 11.

     6.5  Exercise and Vesting of Options; Time of Payment.

        6.5.1 No ISO or NQSO shall be exercisable during the year ending on the first anniversary of the Option's grant. Each ISO and NQSO shall be exercisable thereafter as determined by the Committee (subject to the terms of this Plan) and set forth in the Option Agreement.

        6.5.2 A Participant wishing to exercise an option shall give written notice to the Company in the form and manner prescribed by the Committee, indicating the date of award and type of Option being exercised, the number of shares to be exercised, and such other information as shall be required by the Committee. Full payment for the shares exercised pursuant to the Option must accompany the written notice. Except as provided in Sections 9 and 10, no Option may be exercised at any time unless the Participant is then a full- or a part-time employee of the Company or an Affiliate.

        6.5.3 Issuance of Stock Certificates. As soon as practicable after the receipt of written notice and payment, the Company shall, without stock issuance or transfer taxes to the Participant or to any other person entitled to exercise an option pursuant to the Plan, deliver to the Participant or such other person a certificate or certificates for the requisite number of shares of Stock.

        6.5.4 Rights as a Stockholder. A Participant or any other person entitled to exercise an Option under this Plan shall have no rights as a stockholder with respect to any Stock covered by the Option until the date of issuance of a Stock certificate for such Stock.

        6.5.5 Partial Exercise. An Option granted under this Plan may be exercised as to any lesser number of shares than the full amount for which it could be exercised. Such a partial exercise of an Option shall not affect the right to exercise the Option from time to time in accordance with this Plan as to the remaining shares subject to the Option.

        6.5.6 The Option Price for the shares as to which an Option is exercised shall be paid to the Company in full on the date of exercise. At the election of the Participant, such payment may be (i) in cash, (ii) in shares of Stock owned by the Participant prior to exercising the Option and having a Fair Market Value on the date of payment equal to the Option Price for the shares of Stock being purchased, and satisfying such other requirements as may be imposed by the Committee or (iii) partly in cash and partly in such shares of Stock. The Participant shall also be entitled to make payment by pyramiding the shares received upon exercise of Options by simultaneously delivering such shares of stock in payment of the purchase price of shares subject to additional Options; any share delivered in payment of the exercise price must have been held of record by the Optionee for a least six months or such other period as may be required to avoid any adverse effect on the financial position of the Company or a Subsidiary as a result of incurring compensation expense or otherwise.

     Such shares, which shall be fully paid and non-assessable upon the issuance thereof, shall be represented by a certificate or certificates registered in the name of the Participant and stamped with any appropriate legend. In addition, prior to delivery of the shares of Stock, any amount necessary to satisfy applicable Federal, state or local tax requirements shall be paid promptly upon notification of the amount due. Stock acquired by the Participant which is identified as having been obtained through an ISO under this Plan and still subject to ISO holding requirements as defined in the Code, may not be tendered in payment of the Option Price.

     6.6  Limitations on ISO's.

        6.6.1 The aggregate Fair Market Value (determined as of the time of grant) of all Stock for which an employee may be granted ISO's in any calendar year (under this Plan and any other plan of the Company, any Affiliate or any predecessor of any such corporation) shall not exceed the limitations imposed by Section 422 of the Code.

        6.6.2 ISO's shall also comply with any other restrictions and limitations imposed by Section 422 of the Code not otherwise provided in the Plan.

Section 7:  Terms and Conditions of SAR's.

     7.1 Grants. The Committee may grant SAR's to Eligible Persons in connection with Options granted under this Plan. Each SAR shall entitle the Participant upon prior consent of the Committee (which consent the Committee may withhold as to any individual SAR in its absolute discretion), to surrender to the Company an unexercised related Option (or any portion thereof which the employee from time to time determines to surrender for this purpose) and to receive from the Company in exchange therefor, subject to the provisions of this Plan and such rules and regulations as from time to time may be established by the Committee, a quantity of shares of Stock equal to the excess of the Fair Market Value on the exercise date of one share of Stock over the Option Price per share times the number of shares covered by the Option, or portion thereof, which is surrendered. The date a notice of exercise is received by the Company shall be the exercise date.

     7.2 General. Each SAR shall be subject to the same terms and conditions as the Option to which it relates, shall be exercisable only to the extent the related option is exercisable and the Committee consents to its exercise, and shall be subject to such other terms and conditions as the Committee may determine.

     7.3  Exercise of SAR's.

        7.3.1  SAR's may be exercised from time to time as follows:

          7.3.1.1 The Committee must receive written notice of exercise stating the number of shares of Stock subject to an exercisable Option with respect to which the SAR is being exercised.
          7.3.1.2 The Committee shall advise the Participant within five business days after receipt of such written notice whether or not it will consent to such exercise.

          7.3.1.3 If the Committee consents to the exercise, the SAR will be deemed to have been exercised on the date of the Company's receipt of the written notice.

          7.3.1.4 If the Committee does not notify the Participant of its decision within such five business day period, the Committee shall be conclusively presumed to have given its consent.

          7.3.1.5 If the Committee denies its consent, the Participant shall not have the right to submit another written notice of exercise until six months after the date of submission of the previous written notice of exercise.

        7.3.2 All shares shall be valued at their Fair Market Value as of the date of exercise of the SAR; provided, however, that with respect to exercises of SAR's by a Participant who is subject to the provisions of
Section 16(b) of the Securities Exchange Act of 1934, during any period commencing on the third business day following the date of release for publication of any annual or quarterly summary statements of the Company's sales and earnings and ending on the twelfth business day following such date (a "window period"), the Committee shall prescribe whether payment shall be made in cash or otherwise, and may prescribe, by rule of general application, such other measure of fair market value per share as the Committee may, in its discretion, determine, but not in excess of the highest Fair Market Value (as defined in Section 6.3) during such window period and, in the case of SAR's that relate to an ISO, not in excess of the maximum amount that would be permissible under Section 422A of the Code without disqualifying such option as an ISO under such Section 422A.

        7.3.3 The number of shares of Stock received by a Participant upon exercise of a SAR may not exceed the number of shares covered by the Option or portion thereof surrendered. No cash will be paid in lieu of any fractional share of Stock.

        7.3.4 Any amount necessary to satisfy applicable Federal, state or local tax requirements shall be withheld or paid promptly upon notification of the amount due and prior to or concurrently with delivery of a certificate representing shares of Stock.

        7.3.5 Upon exercise of a SAR, the number of shares of Stock subject to exercise under the related Option shall automatically be reduced by the number of shares of Stock represented by the Option or portion thereof surrendered. Shares of Stock subject to options or portions thereof surrendered upon the exercise of SAR's shall not be available for subsequent awards under this Plan.

Section 8.  Nontransferability of Options and SAR's.

     Options and SAR's granted under this Plan shall not be transferable by the Participant other than by will or by the laws of descent and distribution. During the lifetime of a Participant, Options and SAR's may be exercised only by the Participant or its representative. Options and SAR's exercisable after the death of a Participant may be exercised by the legatees, personal representatives or distributees of the Participant.

Section 9.  Termination of Employment.

     9.1 If, prior to the expiration of the Option Period, a Participant's employment by the Company or an Affiliate terminates (other than by reason of death or disability), each Option then outstanding as to that Participant shall remain exercisable for a period of three (3) months from the date of termination of employment (but not later than the end of the Option Period) to the extent it was exercisable on the date of termination of employment, and thereafter all such Options shall terminate.

     9.2 Notwithstanding any other provisions of this Section 9, if a participant's employment is terminated for cause, all rights of the Participant under any Options shall cease immediately.



Section 10.  Death or Disability of Participant.

     10.1. If, prior to the end of the Option Period, a Participant's employment by the Company or an Affiliate terminates by reason of death, each option shall remain exercisable for a period of six months from the date of death (but no later than the end of the Option Period) to the extent that it was exercisable on the date of death.

     10.2. If, prior to the end of the Option Period, a Participant's employment by the Company or an Affiliate terminates by reason of disability, each option shall remain exercisable for a period of one year from the date of such termination (but no later than the end of the Option Period) to the extent that it was exercisable at the date of termination as used in this Section 10 and elsewhere in this Plan, the term "disability" means a physical or mental impairment which comes within the definition of disability as set forth in Section 22(e)(3) of the Code.

Section 11:  Forfeiture Upon Occurrence of Certain Acts.

     Notwithstanding any other provisions of this Plan, no payment under any SAR or issuance of any Stock pursuant to any Award shall be made and all rights of the Participant who received such Award (or his designated beneficiary or legal representatives) under this Plan shall be forfeited if, prior to the time of such payment or issuance, the Participant (i) shall be employed without the Company's or Affiliate's consent by a competitor of, or shall be engaged in any activity in competition with, the Company or an Affiliate; (ii) divulges without the consent of the Company any secret or confidential information belonging to the Company or an Affiliate; (iii) has been dishonest or fraudulent in any matter affecting the Company or (iv) has committed any act which, in the sole judgment of the Committee, has been substantially detrimental to the interests of the Company. The Company shall give a Participant written notice of the occurrence of any such event prior to making any such forfeiture. The determination of the Committee as to the occurrence of any of the events specified in the foregoing clauses (i) and (iv) of this Section 11 shall be conclusive and binding upon all persons for all purposes. Any Award shall be subject to forfeiture for the reasons provided in this Section in such manner as shall be provided by the Committee.

Section 12:  Stock Adjustments.

     12.1 In the event that the shares of Stock shall be changed into or exchanged for a different number or kind of shares of stock of the Company or of another corporation (whether by reason of merger, consolidation, recapitalization, reclassification, stock split, combination of shares or otherwise), or if the number of such shares of Stock shall be increased through the payment of a stock dividend, then there shall be substituted for or added to each share of Stock subject to, or which may become subject to, an Option under this Plan, the number and kind of shares into which each outstanding share of Stock shall be so changed or for which each such share shall be exchanged, or to which each such share shall be so entitled, as the case may be. Outstanding options shall also be appropriately amended as to Option Price and other terms as may be necessary to reflect the foregoing events. In the event there shall be any other change in the number or kind or outstanding shares of the Stock, or of any shares into which such shares shall have been changed, or for which they shall have been exchanged, and if the Committee shall, in its sole discretion, determine that such change equitably requires an adjustment in any Option theretofore granted or which may be granted under this Plan, such adjustments shall be made in accordance with such determination.

     12.2 Fractional shares resulting from any adjustment in Options pursuant to this Section 12 may be settled in cash or otherwise as the Committee shall determine. Notice of any adjustment shall be given by the Company to each holder of an option which shall have been so adjusted and such adjustment (whether or not such notice is given) shall be effective and binding for all purposes of this Plan.

     12.3  Treatment of Options and SARs.

     A.  In the event of an occurrence of any of the following events:
     (i) the commencement of a bona fide "tender offer", (other than by the Company or COMNET Corporation, a Delaware corporation("COMNET") or COMNET's successor or assign), which tender offer is acceptable to the Company's Board for the shares of the Company as provided under Rule
14d-2 promulgated under the Federal Securities Exchange Act of 1934, as amended, or any subsequent comparable Federal rule or regulation governing tender offers;
     (ii) a successful tender offer not previously approved by the Company's Board of Directors resulting in a change of control of the Board;

     (iii) the Company's execution of an agreement concerning the sale of substantially all of its assets (other than to a subsidiary in a mere corporate restructuring);

     (iv)  the Company's adoption of a plan of dissolution or liquidation;
or

     (v) the Company's execution of an agreement concerning a merger or consolidation (with a corporation other than COMNET) involving the Company in which the Company is not the surviving corporation or if, immediately following such merger or consolidation, less than fifty percent (50%) of the surviving corporation's outstanding voting stock is held by persons who were shareholders of the Company immediately prior to such merger or consolidation; upon approval of the Compensation Committee each Participant shall have the right, immediately following such occurrence, to exercise his or her Options in full to the extent not theretofore exercised regardless of any provision herein or any provision in the Options contract providing for the deferment of the vesting or exercise thereof.

     The Participant shall then be entitled to exercise the Options regardless of whether the tender offer (described in 12.3A(i)) is successful, regardless of whether the dissolution or liquidation is consummated, and regardless of whether the other corporation which is the surviving corporation in a merger or consolidation shall adopt and maintain any plan under which options are granted to the Participant. In the event the agreement concerning the sale of substantially all of its assets or the agreement concerning a merger or consolidation is not consummated by the parties, then the options not exercised prior to the formal determination by the Board that the contemplated transaction will not be consummated shall on and after the date of such determination again be subject to the exercise restrictions set forth in the Option agreement. In the case of a merger, consolidation, reorganization, reclassification, sale of assets or similar event, all outstanding Options shall pertain to the securities or other property to which a holder of the number of shares of Stock covered by the Option would have been entitled to receive in connection with such event, and in the case of any other event specified herein, each outstanding Option shall remain outstanding and exercisable in accordance with its terms.

     B. In the event of any of the occurrences referenced in Section 12.3A, above, and upon approval of the Compensation Committee, the Redemption Date with respect to all SARs theretofore granted hereunder and outstanding at that time shall be the date of such event, regardless of any provision herein or any provision in the Stock Unit contract providing for the deferment of the vesting or redemption of any provision herein or any provision in the SAR contract providing for the deferment of the vesting or redemption thereof. The Participant shall be entitled to redeem the SAR regardless of whether the tender offer is successful, regardless of whether the dissolution or liquidation is consummated, and regardless of whether the other corporation which is the surviving corporation in a merger or consolidation shall adopt and maintain any plan under which SARs are granted to the Participant. In the event the agreement concerning the sale of substantially all of its assets or the agreement concerning a merger or consolidation is not consummated by the parties, then the SARs not exercised prior to the formal determination by the Board that the contemplated transaction will not be consummated shall on and after the date of such determination again be subject to the vesting restrictions set forth in the Option agreement.

     In the case of a merger, consolidation, reorganization, reclassification, sale of assets or similar event, the SARs Value of any SAR upon the redemption of such SAR shall be determined on the basis of the difference, if any, between (i) the value of a single share of the Company's Stock as of the date of grant of such SAR, and (ii) the current value, as of the Redemption Date of such SAR, of the shares of stock or other securities into which a single share of the Company's Stock would have been converted on the date of such reclassification, consolidation, merger, reorganization, sale of assets or other similar event.

     12.4 In making the adjustments provided for, by this Section 12, consideration shall be given to applicable tax laws in order to avoid a premature lapse or disqualifying disposition of an option due solely to such adjustment.

Section 13:  Effective Date, Termination and Amendment of the Plan.

     13.1 This Plan shall become effective September 12, 1995, after approval by the Company's stockholders. Once effective, this Plan shall terminate on September 10, 2005.

     13.2 The Board may, insofar as permitted by law, from time to time and at any time, with respect to any shares at the time not subject to Options, terminate, suspend, alter, amend or discontinue this Plan, in whole or in part, except that no such modification, alteration, amendment or discontinuation shall, without the Participant's consent, impair the rights of any Participant under any Option granted to such Participant, except in accordance with the provisions of this Plan and/or the Option Agreement applicable, to any such Award, and except, further, that no modification, alteration of amendment shall, without the approval by the holders of a majority of the then-outstanding voting stock of the Company represented and entitled to vote at a stockholders' meeting:

     (i) Increase the total number of shares reserved for the purposes of this Plan, except as provided in Section 12 for this Plan;

     (ii) Decrease the Option Price of ISO's to less than 100% of Fair Market Value on the date of grant of an Option or the option Price of NQSO's to less than 85% of Fair Market Value on the date of grant of an option.

     (iii) Change the persons (or class of persons) eligible to receive options and SAR's under this Plan;

     (iv) Materially increase the benefits accruing to Participants under this Plan.

Section 14:  Miscellaneous.

     14.1. This Plan does not, directly or indirectly, create any right for the benefit of any employee or class of employees to receive any Awards under this Plan, or create in any employee or class of employees any right with respect to continuation of employment by the Company or an Affiliate, and it shall not be deemed to interfere in any way with the Company's or an Affiliate's right to terminate or otherwise modify an employee's employment at any time.

     14.2 Notwithstanding any other provision of this Plan, no delivery of Stock with respect to any Award shall be made, and all rights of the Participant who receives such Award (or his designated beneficiary or legal representative) to such delivery of Stock under this Plan shall be forfeited, at the discretion of the Committee, if, prior to the time of such delivery, the Participant breaches a restriction or any of the terms, restrictions and/or conditions of this Plan and/or the Stock Option Agreement.

     14.3 The provisions of this Plan and the terms and conditions of any Award shall, in accordance with their terms, be binding upon, and inure to the benefit of, all successors of each Participant, including, without limitation, such Participant's estate and the executors, administrators or trustees thereof, heirs and legatees and any receiver, trustee in bankruptcy or representative of creditors of such Participant.

     14.4 No member of the Committee shall be personally liable by reason of any contract or other instrument executed by him or on his behalf in his capacity as a member of the Committee, nor for any mistake of judgment made in good faith, and the Company shall indemnify and hold harmless each member of the Committee and each other officer, employee or director of the Company to whom any duty or power relating to the administration or interpretation of this Plan may be allocated or delegated, against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim with the approval of the Board) arising out of any act or omission to act in connection with this Plan, unless arising out of such person's own fraud or bad faith.

     14.5 Nothing contained in the Plan shall be construed to preclude the granting of an Option or Options pursuant to Section 5.1 to an Optionee in addition to an Option or options for the purchase of Shares already held by that Optionee or the granting of more than one option pursuant to Section 5.1 to an Optionee at the same time.

     14.6. Any and all grants of Options shall be subject to all applicable rules and regulations of any exchange on which the Company's Common Stock may then be listed.

     14.7 Notwithstanding any provision of the Plan or any Option Agreement to the contrary, no Option may be granted or exercised at any time when such Option or the granting or exercise thereof or payment therefor may result in the violation of any law or governmental order or regulation.

     14.8 Each member of the Board, Compensation Committee and each officer and employee of the Company in performing duties under the Plan shall be entitled to rely upon infor-mation and reports furnished in connection with the administration of this Plan by any duly authorized officer or agent of the Company.

     14.9 No a member of the Board, Compensation Committee and no officer or employee of the Company shall be liable for any action or determination made in good faith with respect to the Plan or any Option granted under the Plan.

     14.10 Any Option Agreement may include provisions that if the Company or a Subsidiary shall be required to withhold any amounts by reason of any federal, state or local tax rules or regulations in respect of the issuance of Shares pursuant to the exercise of an Option, the Company or the Subsidiary shall be entitled to deduct and to withhold such amount from any cash payments to be made to the Optionee. The Administrator may establish such rules and procedures, including, without limitation, any rules or procedures necessary to comply with Rule 16b-3, as it may deem necessary or advisable in connection with the withholding taxes relating to the exercise of any option.

     14.11 If at any time an Optionee is indebted to or otherwise obligated to make any payment to the Company or any Subsidiary, the Company may (a) withhold from the Optionee (i) following the exercise by the Optionee of an Option, Shares issuable to the Optionee having a Fair Market Value on the date of exercise up to the amount of Indebtedness to the Company or (ii) following the sale by an Optionee of Shares received pursuant to the exercise of an Option amounts due to an Optionee in connection with the sale of such Shares up to the amount of the indebtedness to the Company, or (b) take any substantially similar action. The Company may establish such rules and procedures as it may deem necessary or advisable in connection with the taking of any action contemplated by this Section 14.11.

     14.12 The section headings contained herein have no substantive meaning or content and are not part of this Plan.



                               ////////////

                                                                 EXHIBIT B

                        1995 GROUP 1 SOFTWARE, INC.
                 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN

1.  Purpose of the Plan

     This Stock Option Plan (the "Plan") is intended to promote the interests of Group 1 SOFTWARE, Inc. (the "Company") by providing non-employee directors of the Company with incentives to work for the best interests of the Company and its stockholders through continuing personal interest in the value of the common stock.

2.  Administration of the Plan

     (a) The Plan shall be administered by the Compensation Committee of the Board of Directors of the Company. Such administration shall consist of authority to interpret the provisions of the Plan, to establish such rules and procedures as may be necessary or advisable to administer the Plan and to make all determinations necessary or advisable for the administration of the Plan; provided, however, that no such interpretation or determination shall change or affect the selection of participants eligible to receive grants under the Plan, the number of shares covered by or the timing of any grant of Options under the Plan or the terms and conditions thereof. The interpretation and construction by the Committee of any provision of the Plan or of any Option Agreement shall be final and conclusive.

     (b) The Plan is intended to comply with the terms and provisions of Rule 16b-3 promulgated under the Exchange Act. Any provision of the Plan or any option Agreement inconsistent with the terms of such Rule in effect on such date shall be inoperative and shall not affect the validity of the Plan, such Option Agreement or any other provision thereof.

3.  Stock Subject to the Plan

     Under this Plan, options may be granted for shares of the Company's common stock, $.01 par value ("Shares"). Shares issued upon exercise of options may be either newly issued Shares or treasury Shares, at the discretion of the Company. The aggregate number of Shares under the Plan is 100,000. If any outstanding option under the Plan expires or is terminated for any reason, the Shares allocable to the unexercised portion of such option may again be subject to an option under the Plan.

4.  Eligibility; Grant of Options

     (a) Each person who becomes a Non-Employee Director at any time after the effective date of the Plan shall be automatically granted an option to purchase 5,000 Shares on the date when he becomes a director.

     (b) Each Non-Employee Director who is granted an option pursuant to Subparagraph 4(a) above shall be automatically granted an additional option to purchase 5,000 Shares on each anniversary of the date of his first grant under the Plan if, on such anniversary, he is then a Non-Employee Director.

5.  Terms and Conditions of Options

     Stock options granted pursuant to the Plan shall be evidenced by agreements in such form as the Compensation Committee shall, from time to time, approve, which agreements shall comply with and be subject to the following terms and conditions:

     (a)  Option Price

     The option price of any option granted under the Plan shall be the fair market value of the Company common stock on the date of the grant of such option. If the Shares are listed on an established stock exchange, such fair market value shall be deemed to be the closing price of Company common stock on such stock exchange on the day the option is granted or, if no sale of Company common stock shall have been made on any stock exchange on that day, the next preceding day on which there was a sale of such stock. If Company common stock is not listed on an established stock exchange but is traded in the over-the-counter market, the fair market value of the Shares shall be the closing price as quoted in the National Association of Securities Dealers' Automated Quotation System ("NASDAQ") on the day the option is granted or, if no sale of Company common stock is reflected in NASDAQ on that day, on the preceding day on which there was a sale of such stock reflected in NASDAQ. If no quotations are available, the fair market value shall be as determined by a majority of the Board of Directors in good faith. The Compensation Committee shall have full authority and discretion in fixing the option price in accordance with any reasonable method of valuation, and be fully protected in doing so.

     (b)  Terms and Exercise of Options

          (1) Each option granted under the Plan shall be exercisable as to 20% of the total number of Shares covered thereby during each consecutive twelve month period commencing on a date twelve months after the granting of the option.

          (2) To the extent not exercised, installments shall accumulate and be exercisable, in whole or in part, in any subsequent period but not more than ten years from the date the option is granted.

          (3) Any option granted under the Plan may be exercised by notifying the Company of such exercise prior to the termination of such option. The option price for the number of Shares for which the option is exercised shall become immediately due and payable; provided, however, that in lieu of cash an optionee may exercise his option by tendering to the Company, shares of Company common stock owned by him (which includes pyramiding the shares received upon exercise of options by simultaneously delivering such shares of stock in payment of the purchase price of shares subject to additional options having a fair market value equal to the cash exercise price of the Shares being purchased), provided that any Share delivered in payment of the exercise price must have been held of record by the Optionee for a least six months or such other period as may be required to avoid any adverse effect on the financial position of the Company or a subsidiary as a result of incurring compensation expense or otherwise.
Such shares, which shall be fully paid and non-assessable upon the issuance thereof, shall be represented by a certificate or certificates registered in the name of the Participant and stamped with any appropriate legend.

          (4) During the lifetime of the optionee, the options shall be exercisable only by him or his representative and shall not be assignable or transferable by him otherwise than by will or the laws of descent and distribution.

     (c)  Effect of Termination of Directorship

          (1) In the event that an optionee shall cease to be a Non-Employee Director of the Company for any reason other than his death, such optionee shall have the right to exercise his options at any time within thirty days after he has ceased to be a Non-Employee Director to the extent of the full number of Shares he was entitled to purchase under the options on the date of termination, subject to the condition that no option shall be exercisable after the expiration of the term of the option.

          (2) If the optionee shall die while he is a Non-Employee Director of the Company or within one month after termination of such status for any reason, and he shall not have fully exercised all his options, such options may be exercised at any time within six months after his death by the executors or administrators of the optionee or by any person or persons to whom the options are transferred by will or the applicable laws of descent and distribution, to the extent of the full number of Shares he was entitled to purchase under the options on the date of death, and subject to the condition that no option shall be exercisable after the expiration of the term of the option.

     (d)  Adjustment Upon Changes in Stock

     If any change is made in the common stock subject to the Plan, or subject to any option granted under the Plan (through merger, consolidation, reorganization, recapitalization, stock dividends, stock splits, combination of shares, exchange of shares, change in corporate structure, or otherwise) appropriate adjustments shall be made as to the maximum number of Shares subject to outstanding options.
     (e)  Rights As A Stockholder

     No person shall have any rights as a stockholder with respect to any Shares covered by an option granted pursuant to the Plan until the date of the issuance of a stock certificate to him for such Shares.

     (f)  In the event of an occurrence of any of the following events:

          (1) the commencement of a bona fide "tender offer" (other than by the Company or COMNET Corporation, a Delaware corporation ("COMNET") or COMNET's successor or assign) which tender offer is acceptable to the Company's Board for the shares of the Company as provided under Rule 14d-2 promulgated under the Federal Securities Exchange Act of 1934, as amended, or any subsequent comparable Federal rule or regulation governing tender offers;

          (2) a successful tender offer not previously approved by the Company's Board of Directors resulting in a change of control of the Board;

          (3) the Company's execution of an agreement concerning the sale of substantially all of its assets (other than to a subsidiary in a mere corporate restructuring);

          (4) the Company's adoption of a plan of dissolution or liquidation; or

          (5) the Company's execution of an agreement concerning a merger or consolidation (with a corporation other than COMNET) involving the Company in which the Company is not the surviving corporation or if, immediately following such merger or consolidation, less than fifty percent (50%) of the surviving corporation's outstanding voting stock is held by persons who were shareholders of the Company immediately prior to such merger or consolidation; upon approval of the Compensation Committee each Participant shall have the right, immediately following such occurrence, to exercise his or her Option in full to the extent not theretofore exercised regardless of any provision herein or any provision in the Option contract providing for the deferment of the vesting or exercise thereof.

     The Participant shall then be entitled to exercise the options regardless of whether the tender offer described in 5(f)(1) is successful, regardless of whether the dissolution or liquidation is consummated, and regardless of whether the other corporation which is the surviving corporation in a merger or consolidation shall adopt and maintain any plan under which options are granted to the Participant. In the event the agreement concerning the sale of substantially all of its assets or the agreement concerning a merger or consolidation is not consummated by the parties, then the Options not exercised prior to the formal determination by the Board that the contemplated transaction will not be consummated shall on and after the date of such determination again be subject to the exercise restrictions set forth in the Option agreement. In the case of a merger, consolidation, reorganization, reclassification, sale of assets or similar event, all outstanding Options shall pertain to the securities or other property to which a holder of the number of shares of Stock covered by the Option would have been entitled to receive in connection with such event, and in the case of any other event specified herein, each outstanding Option shall remain outstanding and exercisable in accordance with its terms.

     (g)  Treatment of SARs.

     In the event of any of the occurrences referenced in Section 5(f), above, the Redemption Date with respect to all SARs theretofore granted hereunder and outstanding at that time shall be the date of such event, regardless of any provision herein or any provision in the Stock Unit contract providing for the deferment of the vesting or redemption of any provision herein or any provision in the SAR contract providing for the deferment of the vesting or redemption thereof. The Participant shall be entitled to redeem the SAR regardless of whether the tender offer is successful, regardless of whether the dissolution or liquidation is consummated, and regardless of whether the other corporation which is the surviving corporation in a merger or consolidation shall adopt and maintain any plan under which SARs are granted to the Participant. In the event the agreement concerning the sale of substantially of all of its assets or the agreement concerning a merger or consolidation is not consummated by the parties, then the SARs not exercised prior to the formal determination by the Board that the contemplated transaction will not be consummated shall on and after the date of such determination again be subject to the vesting restrictions set forth in the Option agreement.

     In the case of a merger, consolidation, reorganization, reclassification, sale of assets or similar event, the SARs Value of any SAR upon the redemption of such SAR shall be determined on the basis of the difference, if any, between (i) the value of a single share of the Company's Stock as of the date of grant of such SAR, and (ii) the current value, as of the Redemption Date of such SAR, of the shares of stock or other securities into which a single share of the Company's Stock would have been converted on the date of such reclassification, consolidation, merger, reorganization, sale of assets or other similar event.

     (h) In making the adjustments provided for, by this Section 5, consideration shall be given to applicable tax laws in order to avoid a premature lapse or disqualifying disposition of an option due solely to such adjustment.

6.  Securities Matters

     The exercise of any option granted hereunder shall only be effective at such time as counsel to the Company shall have determined that the issuance and delivery of Shares pursuant to such exercise will not violate any state or federal securities laws or other laws. The Non-Employee Director desiring to exercise an option may be required by the Company, as a condition of the effectiveness of any exercise of an option granted hereunder, to agree in writing that all Shares to be acquired pursuant to such exercise shall be held for his own account without a view to any further distribution thereof, that the certificates for such Shares shall bear an appropriate legend to that effect, and that such Shares shall not be transferred or disposed of except in compliance with applicable federal and state laws. The Company may, in its sole discretion, defer the effectiveness of any exercise of any option granted hereunder in order to allow the issuance of Shares to be made pursuant to registration or an exemption from registration or other methods for compliance available under federal or state securities laws. The Company shall be under no obligation to effect the registration pursuant to the Securities Act of 1933 of any Shares to be issued hereunder or to effect similar compliance under any state laws. The Company shall inform the optionee in writing of its decision to defer the effec-tiveness of the exercise of an option granted hereunder. During the period that the effectiveness of the exercise of an option has been deferred, the optionee may, by written notice, withdraw such exercise and obtain the refund of any amount paid with respect thereto.

7.  Amendment or Termination of the Plan.

     The Plan may be terminated and may be modified or amended by the Board at any time and from time to time; provided, however, that (i) no modification or amendment increasing the aggregate number of Shares which may be issued under options, materially increasing benefits accruing to optionees, or materially modifying the requirements as to eligibility to receive options hereunder or otherwise instituting a material modification or amendment to the Plan shall be effective without stockholder approval, (ii) no such termination, modification, or amendment of the Plan shall alter or affect the terms of any then outstanding options previously granted hereunder without the consent of the holder thereof and (iii) the provisions of Section 5 with respect to the number of Shares for which Options shall be granted, the timing of such grants and the Option Price for such Options shall not be amended more than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder.

8.  Miscellaneous

     (a) Nothing contained in the Plan shall be construed to preclude the granting of an option or options to an optionee in addition to an option or options for the purchase of Shares already held by that optionee or the granting of more than one option to an optionee at the same time.

     (b) Any and all grants of options shall be subject to all applicable rules and regulations of any exchange on which the Company's Common Stock may then be listed.

     (c) The Plan shall be effective on September 12, 1995, after approval by the Company's stockholders at the 1995 annual meeting of stockholders. No Option shall be granted after September 10, 2005.

     (d) Nothing in the Plan nor in any option granted under the Plan shall confer (or be deemed to confer) any right on any optionee to continue as a director of the Company or any subsidiary or shall interfere in any way with the right of the Board or the stockholders of the Company, or the board of directors or stockholders (including the Company) of any subsidiary, to terminate such status at any time, with or without cause and with or without notice except as otherwise provided by the certificate of incorporation or by laws of the Company or such Subsidiary or applicable law.

     (e) Notwithstanding any provision of the Plan or any option agreement to the contrary, no option may be granted or exercised at any time when such option or the granting or exercise thereof or payment therefore may result in the violation of any law or governmental order or regulation.

     (f) Each member of the Board and each officer and employee of the Company in performing duties under the Plan shall be entitled to rely upon information and reports furnished in connection with the administration of this Plan by any duly authorized officer or agent of the Company.

     (g) No member of the Board and no officer or employee of the Company shall be liable for any action or determination made in good faith with respect to the Plan or any option granted under the Plan.

     (h) Any option agreement may include provisions that if the Company or a subsidiary shall be required to withhold any amounts by reason of any federal, state or local tax rules or regulations in respect of the issuance of Shares pursuant to the exercise of an option, the Company or the Subsidiary shall be entitled to deduct and to withhold such amount from any cash payments to be made to the optionee. The Administrator may establish such rules and procedures, including, without limitation, any rules or procedures necessary to comply with Rule 16b-3, as it may deem necessary or advisable in connection with the withholding taxes relating to the exercise of any option.

     (i) The section headings contained herein have no substantive meaning or content and are not part of this Plan.




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